UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22393

Blackstone / GSO Senior Floating Rate Term Fund

(exact name of registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (212) 503-2100

Date of fiscal year end:    December 31

Date of reporting period: January 1, 2013 – December 31, 2013

Item 1. Report to Stockholders.

Blackstone / GSO Funds	Manager Commentary
December 31, 2013 (Unaudited)

To Our Shareholders:

Senior secured bank loans and high yield bonds generally earned returns in the 6.00% to 7.50% range for 2013, in contrast to core fixed income or emerging market debt where returns were negative (see table below). While concerns over rising interest rates persisted throughout the year, a steadily improving global macro-economic picture contributed to receding down-side risks to the economic recovery and reduced financial market volatility, both of which increased investors’ appetite for risk assets such as equities and sub-investment grade credit.

Given 2013’s very favorable credit environment (low default rate), credit spreads in hindsight were too wide at the beginning of the year. As a result, credit spreads for loans and high yield bonds tightened during the year by 67 basis points (“bps”)1 and 48 bps2, respectively. Despite this contraction in credit spreads, bank loan spreads remain wide of their historical average and continue to represent good value given the expected continuation of the benign credit environment. High yield bonds appear less attractive given the historic low absolute yield, below average spreads, longer duration, and the likelihood that the Fed’s tapering of Quantitative Easing (“QE”) should ultimately result in a steepening of the yield curve.

Investor demand for bank loans was bolstered by slowly improving domestic economic fundamentals and increasing concern over rising interest rates. As of year-end, bank loan mutual funds experienced 81 consecutive weeks of inflows totaling in excess of $63 billion for the year, or more than three times the previous annual record of $18 billion, logged in 2010. Institutional demand was also very strong, led by collateralized loan obligation vehicles, which raised a near record $87 billion. On the supply side, institutional bank loan issuance also set a record for the post-crisis period with $669 billion of loan deals coming to market.3 While the use of proceeds behind this issuance varied, JP Morgan reported that 71% of institutional bank loans were issued to refinance or reprice existing bank loan facilities and 29%, or approximately $194 billion, of issuance represented new transactions. Given this analysis of the use of newly issued bank loan proceeds and visible inflows into bank loan investment vehicles, it appears that supply and demand for bank loans were likely not too out of balance. High yield bond mutual fund inflows, conversely, experienced considerable week-to-week volatility throughout the year, ending 2013 with a net outflow of $4.8 billion (according to JPMorgan). High yield volume for the year was more modest compared to loan issuance ($399 billion) but high relative to historical averages.3 Concern over rising interest rates and the timing of central bank policy clearly pushed some high yield bond investors into bank loans, providing them a slight increase of 52 bps in yield based on the December spreads of the CSLLI and the CSHYI. High yield spreads started the year tighter than bank loan spreads by 12 bps and ended the year tighter by 52 bps, though the spread differential averaged only 12 bps of spread gain over the course of the year.

There is significant support on a number of fronts for the leveraged finance asset classes and particularly for bank loans. Bank loans offer a positive and attractive current yield (measured as coupon/price) of 4.84% compared to high yield bonds at 7.19% as of December 31, 20134, investment grade corporates around 4.00%, or the 10-year US treasuries at 2.65% (the latter two with significant duration risk). Bank loans have a much lower correlation to US Treasury yields, and default risk for the foreseeable future is expected to remain very low. Technical underpinnings for bank loans should also remain strong through 2014 with the steadily improving GDP in the US, while reduced fiscal drag should provide a tailwind to the private economy.

Periods of heightened uncertainty have generally not been friendly to risk assets, such as bank loans, high yield bonds and equities, driving investors to seek lower volatility. We are seeing some macro headwinds in certain international economies where the companies in which we invest do business. The emerging markets are slowing, in some cases fairly significantly. The economies of China, Brazil and Turkey, which were engines of global growth for much of the post-crisis period, have slowed and are likely to continue to slow through 2014. The Arab spring has frozen over to an Arab winter, with geo-political risks in the middle-east, far-east and Africa, as well as Ukraine, that are likely to dominate the headlines and impact investor sentiment for much of this year. Europe, as it slowly stabilizes, should continue to be a positive factor. US credit fundamentals, as we noted above, have been positive and we see them remaining so through 2014, the recent disappointing macro data notwithstanding. While credit spreads may continue to tighten, the consensus suggests returns for bank loans will be in the 4.00% to 5.00% range for 2014, meaning that they will be positive and should continue to outperform other fixed income alternatives.

Total Returns as of December 31, 2013
	6-month	2013
US Senior Loans (CS Leveraged Loan Index)	3.25%	6.15%
US High Yield Bonds (CS High Yield Index)	5.93%	7.53%
3-month Treasury Bills (BofA Merrill Lynch US 3-Month Treasury Bill Index)	0.03%	0.07%
10-Year Treasuries (BofA Merrill Lynch 10-Year US Treasury Index)	-3.10%	-7.83%
US Aggregate Bonds (Barclays US Aggregate Bond Index)	0.43%	-2.02%
US Investment Grade Bonds (Barclays US Aggregate Bond Index)	1.94%	-1.53%
Emerging Markets (Barclays EM USD Aggregate Index)	2.57%	-4.12%
US Large Cap Equities (S&P 500® Index)	16.29%	32.36%

Sources: Barclays, Bloomberg, Credit Suisse

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

[1]	Credit Suisse Leveraged Loan Index (“CSLLI”) 3-Year Discount Margin
[2]	Credit Suisse High Yield Index (“CSHYI”) Yield to Worst
[3]	JP Morgan Leveraged Loan and High-Yield Market Monitors February 3, 2014
[4]	CSLLI Current Yield for loans and CSHYI Current Yield for high yield bonds

Annual Report | December 31, 2013	1

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary
December 31, 2013 (Unaudited)

Fund Overview

Blackstone /GSO Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the fund invests at least 80% of its total assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage with may increase risk to the fund.

Portfolio Management Commentary

Fund Performance

BSL outperformed its key benchmark, the CSLLI, on a Net Asset Value (“NAV”) per share basis for the periods of three months, six months, full year, three years, and the life of the Fund since inception. However, the share price of BSL underperformed its benchmark over those same periods due to market value fluctuations. The shares of the Fund traded at an average premium to NAV of 3.41% for the year.

NAV Performance Factors

The Fund held relatively small investments in Media Advertising, Printing and Utilities Electric, which were the segments that saw the highest annual returns of the portfolio. Among its more meaningful allocations, Hotels, Gaming and Leisure, Telecommunications, and Energy Oil and Gas helped boost performance throughout 2013. Conversely, BSL’s exposure to Consumer Goods Durable and Aerospace and Defense weakened its 2013 performance.

Portfolio Activity and Positioning

Over the past twelve months, BSL, along with the rest of the Senior Loan market, experienced a compression in spreads due to heavy refinancing and repricing activity throughout its portfolio. The Fund was selective with its secondary purchases as much of the loan market was trading at a premium to par. By actively playing the new issue market, the Fund could balance lower coupons with the benefit of original issue discounts that help increase an asset’s yield and offer some convexity. BSL maintains a quality bias and remains focused on the higher quality segment of the below investment grade loan market.

As of December 31, 2013, the Fund held just under 90% of its Managed Assets in first and second-lien secured bank loans and approximately 5% in high yield bonds with the remainder held in cash. BSL’s investments represented the obligations of 170 companies diversified across 29 distinct industries, with an average position size representing 0.50% of Managed Assets and the top five industry groups representing 46% of total holdings of the Fund. Diversification across industries has been generally consistent with their respective representations in the US economy as a whole. High Tech Industries and Healthcare and Pharmaceuticals represent the Find’s top industry weightings. BSL has no exposure to home builders, property or real estate related businesses, which are some of the more volatile sectors of the economy, and worked to reduce exposure to defense and federal technology companies, which are more susceptible to budget cuts.

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary
December 31, 2013 (Unaudited)

BSL’s Portfolio Composition

BSL’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread^	5.21%
Weighted Average Bond Coupon	8.25%
Current Dividend Yield†	7.00%
Weighted Average Days to Reset (Loans)	66
Average Position*	0.50%
Leverage*	32.99%

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.110/share and market price per share as of December 31, 2013.
*	As a percentage of Managed Assets.

Top 10 Holdings*
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan	1.45%
U.S. Foods, Inc., Senior Secured First Lien Term Loan	1.44%
Sedgwick Holdings, Inc., Senior Secured Second Lien Term B Loan	1.16%
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan	1.11%
Chrysler Group LLC, Senior Secured First Lien Tranche B Term Loan	1.10%
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan	1.10%
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan	1.09%
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan	1.09%
Valeant Pharmaceuticals International, Inc., Senior Secured First Lien Series E Tranche B Term Loan	1.08%
BSN Medical, Inc., Senior Secured First Lien Term B1 Loan	1.08%
Top 10 Holdings	11.70%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*
High Tech Industries	13.63%
Healthcare and Pharmaceuticals	10.51%
Services - Business	8.51%
Telecommunications	6.68%
Retail	6.52%

BSL Total Return
	3 Month	6 Month	1 Year	3 Year†	Since Inception†
NAV	2.19%	3.82%	6.27%	6.57%	7.27%
Market Price	0.17%	-2.50%	-1.26%	5.20%	5.26%
CS Leveraged Loan Index	1.82%	3.25%	6.15%	5.75%	6.59%

*	As a percentage of Managed Assets.
†	Annualized.

Annual Report | December 31, 2013	3

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary
December 31, 2013 (Unaudited)

Fund Overview

Blackstone /GSO Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in secured floating rate loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds. BGX may use financial leverage and derivatives in employing its long strategy for up to a total of 130% of net assets.

Portfolio Management Commentary

Fund Performance

BGX outperformed a composite weighting of the CSLLI and the CSHYI (70% loans, 30% high yield bonds) on a NAV per share basis for the periods of three months, six months, full year, and the life of the Fund since inception. However, the share price of BGX underperformed its benchmark over those same periods due to market value fluctuations. The shares of the Fund traded at an average discount to NAV of -2.68% for the year.

NAV Performance Factors – Secured Loan Portfolio

BGX’s top industry allocations at year end, High Tech and Healthcare and Pharmaceuticals, provided some of the highest loan returns when compared to the other sectors held in the portfolio. The Fund’s investments in Media Advertising, Printing and Utilities Electric companies saw the highest annual loan returns of the portfolio, albeit the investments in these sectors was relatively small. Consumer Goods Durable and Construction and Building issuers, which were also relatively small allocations, contributed some of the lower loan returns to BGX’s 2013 performance versus other portfolio sectors.

Portfolio Activity and Positioning

Over the past twelve months, BGX increased its exposure to High Tech companies and decreased its exposure to Retail issuers. The Fund also reduced its high yield exposure attempting to both de-risk the portfolio and take gains that could be distributed to its investors through a special dividend at year end. Similar to BSL, BGX actively played the new issue market. BGX places value on the higher quality segment of the below investment grade loan market, but selectively invests in certain lower rated assets where we are comfortable with credit risk and volatility.

As of December 31, 2013, over 73% of BGX’s assets were invested, either directly or via a total return swap arrangement, in Secured Loans and 23% were invested in high yield bonds. The Fund also held a small position of 0.37% in the Ba3 rated tranche of a Collateralized Loan Obligation as well as a short position totaling 0.60% of Managed Assets. In the aggregate, these investments represent the direct obligations of 155 companies diversified across 31 distinct industries, with an average position representing 0.56% of Managed Assets. The top five industry groups represented 45% of total holdings of the Fund.

4	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary
December 31, 2013 (Unaudited)

BGX’s Portfolio Composition

+	Includes 6.19% invested in Secured Loans through total return swaps.

BGX’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Weighted Average Loan Spread^	5.13%
Weighted Average Bond Coupon	8.45%
Current Dividend Yield†	7.25%
Weighted Average Days to Reset (Loans)	61
Average Position*	0.56%
Long Positions**	121.25%
Short Positions**	(0.73)%
Net Positions**	100.00%
Leverage** ††	18.65%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

^	Spread over LIBOR inclusive of LIBOR floors
†	Using current dividend rate of $0.108/share and market price per share as of December 31, 2013.
*	As a percentage of Managed Assets.
**	As a percentage of Net Assets.
††	Consists of swaps, securities lending and shorts, if any. See Note 10 “Leverage” in the Notes to Financial Statements included in this report.

Top 10 Holdings*
Resolute Energy Corp., Senior Unsecured Bond	1.71%
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan	1.65%
Drumm Investors LLC (aka Golden Living), Senior Secured First Lien Term Loan	1.60%
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan	1.59%
Presidio, Inc., Senior Secured First Lien Term Loan	1.57%
Del Monte Foods Co., Senior Unsecured Bond	1.53%
U.S. Foods, Inc., Senior Secured First Lien Term Loan	1.53%
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B Loan	1.40%
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan	1.28%
Sun Products Group (fka Huish Detergents, Inc.), Senior Secured First Lien Term Loan	1.26%
Top 10 Holdings	15.12%

Top 5 Industries*
High Tech Industries	11.22%
Healthcare and Pharmaceuticals	9.15%
Energy, Oil and Gas	8.83%
Services - Business	8.48%
Telecommunications	6.85%

BGX Total Return
	3 Month	6 Month	1 Year	Since Inception†
NAV	2.91%	4.96%	8.34%	7.18%
Market Price	-1.58%	-5.50%	2.50%	3.12%
70% CS Leveraged Loan Index, 30% CS High Yield Index	2.31%	4.05%	6.58%	6.27%

*	As a percentage of Managed Assets.
†	Annualized.

Annual Report | December 31, 2013	5

Blackstone / GSO Strategic Credit Fund	Fund Summary
December 31, 2013 (Unaudited)

Fund Overview

Blackstone /GSO Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolios or loans and other fixed income instruments of predominantly US Corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Portfolio Management Commentary

Fund Performance

BGB outperformed a composite weighting of the CSLLI and the CSHYI (75% loans, 25% high yield bonds) on a NAV per share basis for the periods of three months, six months, full year, and the life of the Fund since inception. On a share price basis, the Fund also outperformed its benchmark over the past three months and though it underperformed over the periods of six month, full year, and the life of the fund since inception due to market value fluctuations. The shares of the Fund traded at an average discount to NAV of

-2.12% for the year.

NAV Performance Factors – Senior Secured Loan Portfolio

BGB held relatively small investments in Utilities Electric and Hotels, Gaming and Leisure, which were the segments that saw the highest annual loan returns of the portfolio. The Fund’s top 5 industry allocations were some of the highest performing loans in the portfolio. Conversely, BGB’s loan exposure to Consumer Goods Durable and Media Advertising, Printing and Publishing weakened its 2013 performance. The majority of the Media Advertising, Printing and Publishing underperformance stemmed from losses of one position, which accounted for approximately 0.60% of Managed Assets. GSO /Blackstone developed credit concerns for this issuer and decided to sell out of our position firm-wide to reduce further NAV degradation.

Portfolio Activity and Positioning

Over the past twelve months, BGB decreased its exposure to Healthcare and Pharmaceuticals and Retail companies. The Fund also slightly reduced its high yield exposure and increased its second lien loan exposure, attempting to capture the best potential return for level of risk. BGB purchased appropriate new issuances and focused on relative value in the secondary market while maintaining a neutral bias to credit quality.

As of December 31, 2013, approximately 75% of BGB’s assets were invested in Senior Secured Loans, 21% were invested in high yield bonds, and the remainder was held in cash. In the aggregate, these investments represent the direct obligations of 274 companies diversified across 29 distinct industries, with an average position representing 0.47% of Managed Assets. The top five industry groups represented 43% of total holdings of the Fund.

6	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Fund Summary
December 31, 2013 (Unaudited)

BGB’s Portfolio Composition

BGB’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread^	5.24%
Weighted Average Bond Coupon	7.44%
Current Dividend Yield†	7.89%
Weighted Average Days to Reset (Loans)	67
Average Position*	0.31%
Leverage*	31.40%

^	Spread over LIBOR inclusive of LIBOR floors.

†	Using current dividend rate of $0.117/share and market price per share as of December 31, 2013.

*	As a percentage of Managed Assets.

Top 10 Holdings*
Smart & Final Stores LLC, Senior Secured First Lien Term Loan	1.23%
Blackboard, Inc., Senior Secured First Lien Term B-3 Loan	1.04%
Bway Corp. (aka ICL Industrial Containers), Senior Secured First Lien Term B Loan	0.97%
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan	0.90%
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B Loan	0.85%
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan	0.85%
U.S. Foods, Inc., Senior Secured First Lien Term Loan	0.84%
Collective Brands Finance, Inc. (aka Payless ShoeSource), Senior Secured First Lien Term Loan	0.81%
PQ Corp., Senior Secured First Lien Term Loan	0.80%
Hyland Software, Inc., Senior Secured First Lien Term Loan	0.79%
Top 10 Holdings	9.08%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*
High Tech Industries	13.70%
Energy, Oil and Gas	8.30%
Healthcare and Pharmaceuticals	7.29%
Telecommunications	6.85%
Services - Business	6.81%

BGB Total Return
	3	6	1	Since
	Month	Month	Year	Inception+
NAV	2.56%	4.40%	7.48%	7.30%
Market Price	2.60%	-1.88%	3.51%	-2.21%
75% CS Leveraged Loan Index, 25% CS High Yield Index	2.23%	3.92%	6.51%	6.78%

*	As a percentage of Managed Assets.
+	Annualized

Annual Report | December 31, 2013	7

Blackstone / GSO Funds	Fund Summary
December 31, 2013 (Unaudited)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, current dividend yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Holdings are subject to change daily.

Performance data quoted represents past performance and does not guarantee future results.

Credit Suisse Leveraged Loan Index is an unmanaged market value weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries.

Credit Suisse High Yield Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market. New issues are added to the index upon issuance if they qualify according to the following criteria: issues must be publicly registered in the United States or issued under Rule 144A with registration rights; issues must be rated “BB” or lower; the minimum amount outstanding is $75 million; and issues must be U.S. dollar-denominated straight corporate debt, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (PIK) bonds. Floating-rate and convertible bonds and preferred stock are not included; if an issuer has more than two issues outstanding, only the two most liquid issues are included in the index

An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

GSO / Blackstone Debt Funds Management LLC does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 132.99%
Aerospace and Defense - 3.68%
Cadence Aerospace LLC, Senior Secured First Lien Term Loan, 6.500%, 05/09/2018	$451,930	$453,907
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-1 Loan, 6.250%, 11/02/2018	1,080,979	1,092,464
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 11/02/2018	490,044	495,250
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 4.750%, 10/25/2019	193,360	194,932
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 4.750%, 10/25/2019	2,281,649	2,300,199
Landmark Aviation (LM U.S. Member LLC), Senior Secured Second Lien Initial Term Loan, 9.500%, 10/26/202	1,021,739	1,036,432
Paradigm Precision Group, Senior Secured First Lien Term Loan, 5.500%, 10/16/2020	1,875,000	1,870,313
Sequa Corp., Senior Secured First Lien Term Loan, 5.250%, 06/19/2017	3,428,885	3,358,456

		10,801,953

Automotive - 3.89%
Affinia Group, Inc., Senior Secured Tranche B-2 First Lien Term Loan, 4.750%, 04/27/2020	2,376,944	2,412,598
Chrysler Group LLC, Senior Secured First Lien Tranche B Term Loan, 3.500%, 05/24/2017	4,752,101	4,792,684
Mitchell International, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 10/12/2020	3,315,789	3,342,034
TI Group Automotive Systems LLC, Senior Secured First Lien Additional Term Loan, 5.500%, 03/28/2019	858,894	870,962

		11,418,278

Banking, Finance and Real Estate - 4.74%
Alliant Holdings I, Inc., Senior Secured First Lien Term Loan, 4.250%, 12/20/2019	2,916,964	2,932,468
AmWins Group LLC, Senior Secured First Lien Term B Loan, 5.000%, 09/06/2019	2,695,564	2,716,346
Asurion LLC, Senior Secured Tranche B-1 First Lien Incremental Term Loan, 4.500%, 05/24/2019	2,231,599	2,235,170
Cunningham Lindsey Corp., Senior Secured First Lien Term Loan, 5.000%, 12/10/2019	2,970,000	2,973,712
HUB International Ltd., Senior Secured First Lien Initial Term Loan, 4.750%, 10/02/2020	1,408,235	1,427,599
Opal Acquisition, Inc. (aka One Call Medical, Inc.), Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	1,234,568	1,237,660
SNL Financial LC, Senior Secured First Lien Term Loan, 5.500%, 10/23/2018	368,225	370,066

		13,893,021

Beverage, Food and Tobacco - 4.72%
Brasa Holdings, Inc., Senior Secured First Lien Term B Loan, 5.750%, 07/19/2019	2,139,583	2,165,429
Dole Food Co., Inc., Senior Secured First Lien Tranche B Term Loan, 4.500%, 11/01/2018	1,759,162	1,769,058
Roundy’s Supermarkets, Inc., Senior Secured Tranche B First Lien Term Loan, 5.750%, 02/13/2019	642,392	643,397
Supervalu, Inc., Senior Secured First Lien Term Loan, 5.000%, 03/21/2019	2,943,839	2,976,030
U.S. Foods, Inc., Senior Secured First Lien Term Loan, 4.500%, 03/31/2019	6,217,688	6,286,331

		13,840,245

Capital Equipment - 2.76%
BakerCorp International, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 02/07/2020	2,478,756	2,470,489
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured First Lien Term Loan, L+3.50%, 05/09/2017(b)	890,141	894,779
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	4,714,286	4,714,286

		8,079,554

Chemicals, Plastics and Rubber - 2.88%
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 4.750%, 11/15/2018	3,058,806	3,077,923
PQ Corp., Senior Secured First Lien Term Loan, 4.500%, 08/07/2017	1,980,000	1,997,078

Annual Report | December 31, 2013	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Chemicals, Plastics and Rubber (continued)
U.S. Coatings Aquisition, Inc., Senior Secured First Lien Initial Term B Loan, 4.750%, 02/01/2020	$2,498,601	$2,520,339
WTG Holdings III Corp., Senior Secured First Lien Term Loan, L+3.75%, 12/12/2020(b)	851,064	856,736

		8,452,076

Construction and Building - 2.16%
Quikrete Holdings, Inc., Senior Secured First Lien Inital Term Loan, 4.000%, 09/28/2020	1,170,978	1,178,396
Rexnord LLC, Senior Secured First Lien Term B Loan, L+3.00%, 08/21/2020(b)	2,992,500	3,005,278
SRS Distribution, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	2,147,105	2,156,939

		6,340,613

Consumer Goods Durable - 4.16%
AOT Bedding Super Holdings LLC (aka National Bedding/Serta), Senior Secured First Lien Term B Loan, 4.250%, 10/01/2019	2,624,479	2,643,507
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,059,951	1,066,777
Fender Musical Instruments Corp., Senior Secured First Lien Initial Term Loan, 5.750%, 04/03/2019	426,190	433,517
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 01/21/2019	4,740,493	4,764,196
MModal, Inc., Senior Secured First Lien Term B Loan, 7.750%, 08/15/2019	3,558,769	3,067,214
Spectrum Brands, Inc., Senior Secured Trance C First Lien Term Loan, 3.500%, 09/04/2019	220,944	221,688

		12,196,899

Consumer Goods Non Durable - 2.51%
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global Autocare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	1,729,450	1,738,105
Inmar, Inc., Senior Secured First Lien Term Loan, 6.500%, 08/12/2018	2,889,509	2,902,151
Totes Isotoner Corp., Senior Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	254,846	256,281
Totes Isotoner Corp., Senior Secured First Lien Initial Term Loan, 7.250%, 07/07/2017	2,459,587	2,473,435

		7,369,972

Containers, Packaging and Glass - 4.14%
Berlin Packaging LLC, Senior Secured First Lien Term Loan, 4.750%, 04/02/2019	1,765,323	1,781,881
Exopack LLC, Senior Secured First Lien Term Loan, 5.250%, 05/08/2019	750,000	764,062
Multi Packaging Solutions, Inc., Senior Secured First Lien Rollover Dollar Term Loan, L+3.25%, 09/20/2019(b)	1,714,286	1,718,571
Polarpak, Inc., Senior Secured First Lien Canadian Borrower Term Loan, L+3.25%, 06/08/2020(b)	2,450,640	2,475,147
Ranpak Corp., Senior Secured First Lien Term Loan, 4.500%, 04/23/2019	467,482	472,742
Ranpak Corp., Senior Secured Second Lien Term Loan, 8.500%, 04/23/2020	2,000,000	2,060,000
Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan, 4.000%, 12/01/2018	1,515,176	1,531,184
WNA Holdings, Inc., Senior Secured First LienTerm Loan, L+3.25%, 06/08/2020(b)	1,331,030	1,344,340

		12,147,927

Energy Electricity - 1.25%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	1,588,657	1,608,023
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	2,037,142	2,058,787

		3,666,810

Energy, Oil and Gas - 7.18%
BBTS Borrower LP, Senior Secured First Lien Term Loan, 7.750%, 06/04/2019	3,256,807	3,287,340
CITGO Petroleum Corp., Senior Secured First Lien Term B Loan, 8.000%, 06/24/2015	377,106	380,877
CITGO Petroleum Corp., Senior Secured First Lien Term C Loan, 9.000%, 06/26/2017	1,263,238	1,279,028
Crestwood Holdings LLC, Senior Secured First Lien Term Loan, 7.000%, 06/19/2019	2,676,522	2,756,831

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan:
5.000%, 10/01/2019	$420,055	$421,806
5.000%, 10/01/2019	687,705	690,573
5.000%, 10/01/2019	5,189,909	5,211,551
Tallgrass Energy Partners LP, Senior Secured First Lien Term Loan, 4.250%, 11/13/2018	1,761,935	1,775,696
Teine Energy Ltd., Senior Secured First Lien Term Loan, 7.500%, 05/17/2019	2,729,375	2,770,316
Utex Industries, Inc., Senior Secured First Lien Term Loan, 4.500%, 04/10/2020	806,757	811,464
W3 Co., Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,658,276	1,665,531

		21,051,013

Environmental Industries - 2.23%
ADS Waste Holdings, Inc., Senior Secured Tranche B First Lien Term Loan, 4.250%, 10/09/2019	2,535,961	2,553,395
PSC Industrial Outsourcing LP, Senior Secured First Lien Term Loan, 7.250%, 07/29/2016	3,965,494	3,987,800

		6,541,195

Forest Products and Paper - 0.47%
WS Packaging Group, Inc., Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	1,375,000	1,378,438

Healthcare and Pharmaceuticals - 15.43%
Alvogen Pharmaceuticals U.S., Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	2,941,857	2,985,985
Aptalis Pharma, Inc., Senior Secured First Lien Term B Loan, 6.000%, 10/02/2020	2,350,594	2,396,630
BSN Medical, Inc., Senior Secured First Lien Term B1 Loan, 4.000%, 08/28/2019	4,684,756	4,727,200
CHG Buyer Corp., Senior Secured First Lien Term Loan, 4.250%, 11/19/2019	739,931	744,555
Convatec, Inc. (aka Cidron Healthcare, Ltd.), Senior Secured First Lien Dollar Term Loan, 4.000%, 12/22/2016	1,657,210	1,670,145
Drumm Investors LLC (aka Golden Living), Senior Secured First Lien Term Loan, 5.000%, 05/04/2018	2,860,687	2,813,485
National Mentor Holdings, Inc., Senior Secured Tranche B-1 First Lien Term Loan, 6.500%, 02/09/2017	2,961,958	2,986,646
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	4,299,608	4,360,340
Pharmaceutical Product Development, Inc. (Jaguar AKA PPDI), Senior Secured First Lien Term B Loan, 4.000%, 12/05/2018	2,176,404	2,194,305
PRA Holdings, Inc., Senior Secured First Lien Initial Term Loan, 5.000%, 09/23/2020	3,117,188	3,131,293
Progressive Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 10/22/2020	1,454,082	1,461,352
Sheridan Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 06/29/2018	2,313,538	2,325,835
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	4,825,236	4,770,952
Surgery Center Holdings, Inc., Senior Secured First Lien Term Loan, 6.000%, 04/11/2019	1,912,059	1,917,986
Surgical Care Affiliates LLC, Senior Secured First Lien Class C Incremental Term Loan, 4.250%, 06/29/2018	1,990,000	2,004,925
Valeant Pharmaceuticals International, Inc., Senior Secured First Lien Series E Tranche B Term Loan, 4.500%, 08/05/2020	4,701,316	4,740,008

		45,231,642

High Tech Industries - 18.83%
Alcatel-Lucent USA, Inc., Senior Secured First Lien Term Loan, 5.750%, 01/30/2019	2,247,654	2,261,567
Aspect Software, Inc., Senior Secured Tranche B First Lien Term Loan, 7.000%, 05/09/2016	2,607,456	2,621,315
Audio Visual Services Group, Senior Secured First Lien Term Loan, 6.750%, 11/9/2018	1,873,196	1,887,245
Blackboard, Inc., Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	2,970,056	3,015,231
Blue Coat Systems, Inc., Senior Secured First Lien Term Loan, 4.500%, 05/31/2019	3,480,028	3,497,428
Dell International LLC, Senior Secured First Lien Term B Loan, L+3.50%, 04/29/2020(b)	2,500,000	2,511,612
Freescale Semiconductor, Inc., Senior Secured First Lien Tranche B-4 Term Loan, 5.000%, 03/02/2020	994,987	1,007,156
Hyland Software, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/25/2019	1,947,541	1,959,100
Ion Trading Technologies S.A.R.L., Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 05/22/2020	2,798,438	2,823,358

Annual Report | December 31, 2013	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

High Tech Industries (continued)
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	$4,434,693	$4,481,833
Presidio, Inc., Senior Secured First Lien Term Loan, 5.750%, 03/31/2017	3,831,704	3,847,663
Shield Finance Co. S.A.R.L. (aka Sophos PLC), Senior Secured First Lien Term B-2 Incremental Loan, 6.500%, 05/10/2019	1,448,529	1,455,772
Ship Luxco 3 S.A.R.L. (aka RBS WorldPay), Senior Secured Facility B2A First Lien Term Loan, 5.250%, 11/29/2019	1,522,144	1,540,030
Sophia LP, Senior Secured First Lien Additional Term B Loan, 4.500%, 07/19/2018	2,970,845	2,992,205
Technicolor S.A., Senior Secured First Lien Term A2 Facility Loan, 6.750%, 05/26/2016	688,626	695,943
Technicolor S.A., Senior Secured First Lien Term B2 Facility Loan, 7.750%, 05/26/2017	1,816,153	1,835,450
Technicolor S.A., Senior Secured First Lien Term Loan, L+6.00%, 07/10/2020(b)	3,420,343	3,457,608
The Petroleum Place, Inc., Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	2,857,143	2,875,000
Vertafore, Inc., Senior Secured First Lien Term Loan, 4.250%, 10/03/2019	3,817,926	3,849,748
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	3,000,000	3,056,250
Wall Street Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.750%, 10/25/2019	3,535,714	3,558,979

		55,230,493

Hotels, Gaming and Leisure - 6.29%
Alpha Topco Ltd. (Formula One), Senior Secured First Lien New Facility Term B Loan, 4.500%, 04/30/2019	3,828,450	3,874,181
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B Loan, 7.000%, 10/11/2020	4,139,535	4,126,599
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B-5 Loan, L+4.25%, 01/28/2018(b)	1,918,696	1,820,363
Centaur LLC, Senior Secured First Lien Term Loan, 5.250%, 02/20/2019	2,911,333	2,952,572
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	1,000,000	1,020,000
Mood Media Corp., Senior Secured First Lien Term Loan, 7.000%, 05/07/2018	3,297,902	3,312,743
Six Flags Theme Parks, Inc., Senior Secured Tranche B First Lien Term Loan, 3.500%, 12/20/2018	1,340,386	1,346,485

		18,452,943

Media Advertising, Printing and Publishing - 2.67%
InfoGroup, Inc., Senior Secured First Lien Term B Loan, 8.000%, 05/28/2018	1,201,758	982,437
Penton Media, Inc., Senior Secured First Lien Term B Loan, 5.500%, 10/03/2019	2,394,000	2,391,007
RBS Holding Co. LLC, Senior Secured First Lien Term B Loan, 9.500%, 03/23/2017	2,936,343	1,482,853
Southern Graphics, Inc., Senior Secured First Lien Term Loan, 4.250%, 10/17/2019	2,967,708	2,975,128

		7,831,425

Media Broadcasting and Subscription - 2.52%
Entercom Radio LLC, Senior Secured First Lien Term B-2 Loan, 4.019%, 11/23/2018	1,376,016	1,386,336
Hubbard Radio LLC, Senior Secured First Lien Tranche 1 Term Loan, 4.500%, 04/29/2019	2,753,059	2,772,565
RCN Corp., Senior Secured First Lien Term B Loan, 4.500%, 03/01/2020	1,827,619	1,844,588
Univision Communications, Inc., Senior Secured First Lien Incremental Loan, 4.000%, 03/01/2020	1,363,066	1,371,299

		7,374,788

Media Diversified and Production - 0.29%
Lion’s Gate Entertainment Corp., Senior Secured Second Lien Term Loan, 5.000%, 07/20/2020	833,333	838,012

Metals and Mining - 0.80%
McJunkin Red Man Corp., Senior Secured First Lien Term Loan, 5.000%, 11/09/2019	2,318,514	2,355,471

Retail - 9.35%
Academy Ltd., Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	2,936,578	2,960,673

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Retail (continued)
Albertson’s LLC, Senior Secured First Lien Term B-2 Loan, L+3.75%, 03/21/2019(b)	$1,153,846	$1,162,015
Burlington Coat Factory Warehouse Corp., Senior Secured First Lien Term B-1 Loan, 4.250%, 02/23/2017	2,181,683	2,204,864
Collective Brands Finance, Inc. (aka Payless ShoeSource), Senior Secured First Lien Term Loan, 7.250%, 10/09/2019	1,606,752	1,614,769
Container Store, Inc., Senior Secured First Lien Term B3 Loan, 4.250%, 04/08/2019	2,791,289	2,804,380
DBP Holdings Corp., Senior Secured First Lien Initial Term Loan, 5.000%, 10/11/2019	1,291,304	1,298,574
Hudson’s Bay Co., Senior Secured First Lien Term Loan, 4.750%, 11/04/2020	3,000,000	3,053,070
National Vision, Inc., Senior Secured First Lien Term Loan, 7.000%, 08/10/2018	1,168,000	1,171,621
Neiman Marcus Group Ltd., Inc., Senior Secured First Lien Term Loan, 5.000%, 10/26/2020	1,774,194	1,798,961
Party City Holdings, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 07/29/2019	1,055,557	1,061,743
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.750%, 11/15/2019	3,441,815	3,440,955
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	4,850,000	4,843,938

		27,415,563

Services - Business - 12.67%
4L Holdings Corp. (aka Clover Technology), Senior Secured First Lien Term Loan, 6.750%, 05/07/2018	378,407	378,407
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan, 8.250%, 06/18/2018	4,714,286	4,789,431
AlixPartners LLP, Senior Secured First Lien Recapitalization Term B-2 Loan, 5.000%, 07/10/2020	2,932,949	2,958,612
BarBri, Inc., Senior Secured First Lien Term Loan, 5.250%, 07/17/2019	3,049,375	3,059,545
Crossmark Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	2,265,774	2,254,445
Epicor Software Corp., Senior Secured First Lien Term B Loan, 4.500%, 05/16/2018	1,936,418	1,948,763
Garda World Security Corp., Senior Secured First Lien Delayed Draw Term B Loan, 0.500%, 11/06/2020	176,841	177,504
Garda World Security Corp., Senior Secured First Lien Term B Loan, 4.000%, 11/06/2020	691,287	693,879
Information Resources, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/30/2020	500,111	503,654
MoneyGram Payment Systems Worldwide, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/27/2020	1,414,795	1,430,711
PGA Holdings, Inc. (aka Press Ganey), Senior Secured First Lien Term Loan, 4.250%, 04/20/2018	2,560,035	2,565,642
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	584,089	576,788
Sedgwick Holdings, Inc., Senior Secured Second Lien Term B Loan, 8.000%, 12/12/2018	5,000,000	5,093,750
StoneRiver Group LP, Senior Secured First Lien Initial Term Loan, 4.500%, 11/29/2019	1,068,778	1,069,446
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	2,436,136	2,463,543
Transaction Network Services, Senior Secured First Lien Term Loan, 5.000%, 02/14/2020	1,997,863	2,013,786
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.500%, 06/06/2019	3,589,383	3,597,244
ValleyCrest Companies LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 06/13/2019	1,571,053	1,582,836

		37,157,986

Services - Consumer - 2.90%
Aramark Corp., Senior Secured First Lien Term D Loan, 4.000%, 09/09/2019	2,999,916	3,023,015
California Pizza Kitchen, Inc., Senior Secured First Lien Term Loan 5.250%, 03/29/2018	2,464,360	2,417,119
Monitronics International, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	1,426,299	1,440,262
Spin Holdco, Inc. (aka Coinmach Corp.), Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	997,500	1,004,363
Spin Holdco, Inc. (aka Coinmach Corp.), Senior Secured First Lien Term Loan, 4.250%, 11/14/2019	625,000	630,469

		8,515,228

Telecommunications - 8.45%
Avaya, Inc., Senior Secured B-3 Extended First Lien Term B-3 Loan, 4.736%, 10/26/2017	4,375,370	4,292,238

Annual Report | December 31, 2013	13

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Telecommunications (continued)
Fairpoint Communications, Inc., Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	$2,977,500	$3,083,946
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 5.750%, 12/18/2019	3,062,861	3,089,676
Leap Wireless International, Inc. (Cricket Communications), Senior Secured First Lien Term Loan, 4.750%, 10/10/2019	2,882,000	2,896,410
Securus Technologies Holdings, Inc., Senior Secured First Lien Initial Term Loan, L+3.50%, 04/30/2020(b)	1,917,593	1,901,408
Syniverse Holdings, Inc., (Buccaneer Merger Sub., Inc.), Senior Secured First Lien Term Loan, 4.000%, 04/23/2019	2,879,479	2,889,384
Wide Open West Finance LLC, Senior Secured First Lien Term B Loan, 4.750%, 04/01/2019	3,713,738	3,738,806
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 4.000%, 07/02/2019	2,873,843	2,880,539

		24,772,407

Transportation Cargo - 1.11%
Nexeo Solutions LLC (aka Ashland Distribution), Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	3,241,667	3,245,719

Transportation Consumer - 1.14%
Sabre, Inc., Senior Secured First Lien Incremental Term Loan, 4.500%, 02/19/2019	1,337,557	1,342,572
Sabre, Inc., Senior Secured First Lien Term B Loan, 5.250%, 02/19/2019	1,026,898	1,036,207
U.S. Airways, Inc., Senior Secured First Lien Tranche B-1 Term Loan, 4.000%, 05/22/2019	944,882	952,441

		3,331,220

Utilities Electric - 2.69%
Moxie Liberty LLC, Senior Secured First Lien Term B-1 Loan, 7.500%, 08/21/2020	1,470,588	1,511,029
Moxie Patriot LLC, Senior Secured First Lien Term B-1 Loan, L+5.75%, 12/18/2020(b)	1,481,481	1,518,519
Panda Temple Power LLC, Senior Secured First Lien Term Loan, 7.250%, 04/03/2019	927,273	955,091
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	3,896,104	3,903,409

		7,888,048

Wholesale - 1.08%
Envision Pharmaceutical Services, Inc., Senior Secured First Lien Term Loan, 5.750%, 11/04/2020	3,148,491	3,175,394

TOTAL FLOATING RATE LOAN INTERESTS (Cost $387,130,328)		389,994,333

CORPORATE BONDS - 7.64%
Beverage, Food and Tobacco - 0.71%
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 02/15/2019	2,000,000	2,082,500

Containers, Packaging and Glass - 0.53%
Exopack Holdings SA, Senior Secured Bond, 7.875%, 11/01/2019(c)	500,000	512,500
Reynolds Group Holdings, Inc., Senior Unsecured Bond 5.750%, 10/15/2020	1,000,000	1,025,000

		1,537,500

Energy, Oil and Gas - 1.06%
CrownRock LP / CrownRock Finance, Inc., Senior Unsecured Bond, 7.125%, 04/15/2021(c)	3,000,000	3,120,000

Healthcare and Pharmaceuticals - 0.25%
Aurora Diagnostics Holdings LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	1,000,000	730,000

High Tech Industries - 1.49%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(c)	3,983,000	2,190,650

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

High Tech Industries (continued)
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(c)	$2,000,000	$2,172,500

		4,363,150

Hotels, Gaming and Leisure - 0.77%
Carlson Wagonlit BV, Senior Unsecured Bond, 6.875%, 06/15/2019(c)	1,000,000	1,042,500
Six Flags Theme Parks, Inc., Senior Unsecured Bond, 5.250%, 01/15/2021(c)	1,250,000	1,225,000

		2,267,500

Media Broadcasting and Subscription - 0.51%
Entercom Radio LLC, Senior Unsecured Bond, 10.500%, 12/01/2019	1,300,000	1,478,750

Media Diversified and Production - 0.09%
Live Nation Entertainment, Inc., Senior Secured Bond, 7.000%, 09/01/2020(c)	250,000	272,500

Retail - 0.36%
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Unsecured Bond, 8.125%, 03/01/2019	1,000,000	1,055,000

Services - Consumer - 0.36%
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020	1,000,000	1,065,000

Telecommunications - 1.51%
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond, 8.375%, 10/15/2020	2,043,000	2,226,870
Intelsat Jackson Holdings SA, Senior Unsecured Bond, 7.250%, 10/15/2020	2,000,000	2,197,500

		4,424,370

TOTAL CORPORATE BONDS (Cost $23,388,845)		22,396,270

Total Investments - 140.63% (Cost $410,519,173)		412,390,603

Assets in Excess of Other Liabilities - 8.51%		24,951,179

Term Preferred Shares - (16.40)%* (plus distributions payable on term preferred shares)		(48,099,564)

Senior Secured Notes - (32.74)%		(96,000,000)

Net Assets - 100.00%		$293,242,218

Amounts above are shown as a percentage of net assets as of December 31, 2013.

*	Series A Floating Rate Cumulative Term Preferred Shares, “Term Preferred Shares”.
(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of December 31, 2013. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $10,535,650, which represents approximately 3.59% of net assets as of December 31, 2013.

See Notes to Financial Statements.
Annual Report | December 31, 2013	15

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 81.40%
Aerospace and Defense - 2.57%
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-1 Loan, 6.250%, 11/02/2018	$1,080,979	$1,092,464
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 11/02/2018	490,044	495,251
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 4.750%, 10/25/2019	128,906	129,954
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 4.750%, 10/25/2019	1,521,100	1,533,466
Paradigm Precision Group, Senior Secured First Lien Term Loan, L+4.50%, 10/16/2020(b)	1,875,000	1,870,313
Sequa Corp., Senior Secured First Lien Term Loan, 5.250%, 06/19/2017	1,140,137	1,116,718

		6,238,166

Automotive - 0.84%
Affinia Group, Inc., Senior Secured Tranche B-2 First Lien Term Loan, 4.750%, 04/27/2020	1,127,667	1,144,582
Mitchell International, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 10/12/2020	877,193	884,136

		2,028,718

Banking, Finance and Real Estate - 1.90%
AmWins Group LLC, Senior Secured First Lien Term B Loan, 5.000%, 09/06/2019	2,021,673	2,037,260
Cunningham Lindsey Corp., Senior Secured First Lien Term Loan, 5.000%, 12/10/2019	1,856,250	1,858,570
HUB International Ltd., Senior Secured First Lien Initial Term Loan, 4.750%, 10/02/2020	704,118	713,799

		4,609,629

Beverage, Food and Tobacco - 2.34%
Dole Food Co., Inc., Senior Secured First Lien Tranche B Term Loan, 4.500%, 11/01/2018	1,172,775	1,179,371
U.S. Foods, Inc., Senior Secured First Lien Term Loan, 4.500%, 03/31/2019	4,441,206	4,490,237

		5,669,608

Capital Equipment - 1.94%
BakerCorp International, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 02/07/2020	992,500	989,190
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	3,714,286	3,714,286

		4,703,476

Chemicals, Plastics and Rubber - 1.51%
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 4.750%, 11/15/2018	2,553,924	2,569,886
VWR International, Inc., Senior Secured First Lien U.S. Term Loan, 4.169%, 04/03/2017	662,011	665,874
WTG Holdings III Corp., Senior Secured First Lien Term Loan, L+3.75%, 12/12/2020(b)	425,532	428,368

		3,664,128

Construction and Building - 0.48%
SRS Distribution, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	1,152,105	1,157,382

Consumer Goods Durable - 2.77%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	706,634	711,185
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 01/21/2019	3,743,012	3,761,727
MModal, Inc., Senior Secured First Lien Term B Loan, 7.750%, 08/15/2019	2,602,247	2,242,812

		6,715,724

Consumer Goods Non Durable - 4.56%
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	4,842,670	4,866,908
Inmar, Inc., Senior Secured First Lien Term Loan, 6.500%, 08/12/2018	217,084	218,033
Sun Products Group (fka Huish Detergents, Inc.), Senior Secured First Lien Term Loan, L+4.25%, 03/23/2020(b)	3,908,087	3,721,476

16	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Consumer Goods Non Durable (continued)
Totes Isotoner Corp., Senior Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	$211,676	$212,868
Totes Isotoner Corp., Senior Secured First Lien Initial Term Loan, 7.250%, 07/07/2017	2,042,940	2,054,442

		11,073,727

Containers, Packaging and Glass - 0.92%
Exopack LLC, Senior Secured First Lien Term Loan, 5.250%, 05/08/2019	750,000	764,063
Multi Packaging Solutions, Inc., Senior Secured First Lien Rollover Dollar Term Loan, L+3.25%, 09/20/2019(b)	1,142,857	1,145,714
Ranpak Corp., Senior Secured First Lien Term Loan, 4.500%, 04/23/2019	311,655	315,161

		2,224,938

Energy Electricity - 1.04%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	953,194	964,814
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	1,538,398	1,554,744

		2,519,558

Energy, Oil and Gas - 2.80%
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	2,472,028	2,487,478
Sheridan Production Partners II LP, Senior Secured First Lien Facility A Term Loan, L+3.50%, 12/16/2020(b)	116,800	117,457
Sheridan Production Partners II LP, Senior Secured First Lien SIP Facility Term Loan, L+3.50%, 12/16/2020(b)	839,640	844,363
Sheridan Production Partners II LP, Senior Secured First Lien Term Loan, L+3.50%, 12/16/2020(b)	43,560	43,805
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan:
5.000%, 10/01/2019	130,392	130,935
5.000%, 10/01/2019	213,475	214,365
5.000%, 10/01/2019	1,611,032	1,617,750
Tallgrass Energy Partners LP, Senior Secured First Lien Term Loan, 4.250%, 11/13/2018	880,967	887,848
W3 Co., Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	443,851	445,793

		6,789,794

Environmental Industries - 1.52%
ADS Waste Holdings, Inc., Senior Secured Tranche B First Lien Term Loan, 4.250%, 10/09/2019	1,267,980	1,276,698
PSC Industrial Outsourcing LP, Senior Secured First Lien Term Loan, 7.250%, 07/29/2016	1,185,014	1,191,680
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	1,211,304	1,223,417

		3,691,795

Forest Products and Paper - 0.52%
WS Packaging Group, Inc., Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	1,250,000	1,253,125

Healthcare and Pharmaceuticals - 6.44%
Alvogen Pharmaceuticals U.S., Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	1,799,850	1,826,847
Aptalis Pharma, Inc., Senior Secured First Lien Term B Loan, 6.000%, 10/02/2020	1,567,063	1,597,754
CHG Buyer Corp., Senior Secured First Lien Term Loan, 4.250%, 11/19/2019	994,655	1,000,872
CT Technologies Intermediate Holdings, Inc. (aka Smart Document Solutions, Inc.), Senior Secured First Lien Initial Term Loan, 5.250%, 10/04/2019	1,111,111	1,119,444
Immucor, Inc., Senior Secured First Lien Term B-2 Loan, 5.000%, 08/17/2018	187,128	188,485
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	3,421,194	3,469,518
Sheridan Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 06/29/2018	1,679,923	1,688,852
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	2,644,053	2,614,308

Annual Report | December 31, 2013	17

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
United Surgical Partners International, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.750%, 04/03/2019	$2,099,536	$2,114,285

		15,620,365

High Tech Industries - 11.78%
Blackboard, Inc., Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	2,970,056	3,015,231
Blue Coat Systems, Inc., Senior Secured First Lien Term Loan, 4.500%, 05/31/2019	2,058,234	2,068,526
Hyland Software, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/25/2019	1,460,656	1,469,325
Ion Trading Technologies S.A.R.L., Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 05/22/2020	1,865,625	1,882,238
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	4,634,454	4,683,718
MMI International Ltd., Senior Secured First Lien Term Loan, 7.250%, 11/20/2018	1,697,872	1,654,364
Presidio, Inc., Senior Secured First Lien Term Loan, 5.750%, 03/31/2017	4,613,263	4,632,477
Shield Finance Co. S.A.R.L. (aka Sophos PLC), Senior Secured First Lien Term B-2 Incremental Loan, 6.500%, 05/10/2019	1,086,397	1,091,829
Sophia LP, Senior Secured First Lien Additional Term B Loan, 4.500%, 07/19/2018	2,970,845	2,992,205
Technicolor S.A., Senior Secured First Lien Term A2 Facility Loan, 6.750%, 5/26/2016	355,462	359,239
Technicolor S.A., Senior Secured First Lien Term B2 Facility Loan, 7.750%, 5/26/2017	1,255,706	1,269,048
Technicolor S.A., Senior Secured First Lien Term Loan, 7.250%, 07/10/2020	2,420,343	2,446,713
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	1,000,000	1,018,750

		28,583,663

Hotels, Gaming and Leisure - 4.55%
Alpha Topco Ltd. (Formula One), Senior Secured First Lien New Facility Term B Loan, 4.500%, 04/30/2019	2,736,673	2,769,362
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B Loan, 7.000%, 10/11/2020	4,139,535	4,126,599
Centaur LLC, Senior Secured First Lien Term Loan, 5.250%, 02/20/2019	1,869,208	1,895,686
Mood Media Corp., Senior Secured First Lien Term Loan, 7.000%, 05/07/2018	994,898	999,375
Peninsula Gaming LLC, Senior Secured First Lien Term Loan, 4.250%, 11/20/2017	1,251,595	1,261,764

		11,052,786

Media Advertising, Printing and Publishing - 2.32%
InfoGroup, Inc., Senior Secured First Lien Term B Loan, 8.000%, 05/28/2018	1,052,197	860,171
Penton Media, Inc., Senior Secured First Lien Term B Loan, 5.500%, 10/03/2019	1,596,000	1,594,005
Ship Luxco 3 S.A.R.L. (aka RBS Worldpay), Senior Secured First Lien Term B Loan, 9.500%, 03/23/2017	3,915,124	1,977,137
Southern Graphics, Inc., Senior Secured First Lien Term Loan, 4.250%, 10/17/2019	1,203,125	1,206,133

		5,637,446

Media Broadcasting and Subscription - 2.73%
Entercom Radio LLC, Senior Secured First Lien Term B-2 Loan, 4.019%, 11/23/2018	577,349	581,679
Hubbard Radio LLC, Senior Secured First Lien Tranche 1 Term Loan, 4.500%, 04/29/2019	2,679,997	2,698,985
RCN Corp., Senior Secured First Lien Term B Loan, 4.500%, 03/01/2020	1,312,785	1,324,975
The Weather Channel, Inc., Senior Secured First Lien Term Loan, L+2.75%, 02/13/2017(b)	1,998,730	2,009,183

		6,614,822

Media Diversified and Production - 0.34%
Lion’s Gate Entertainment Corp., Senior Secured Second Lien Term Loan, 5.000%, 07/20/2020	833,333	838,013

Metals and Mining - 0.48%
McJunkin Red Man Corp., Senior Secured First Lien Term Loan, 5.000%, 11/09/2019	1,159,257	1,177,735

18	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Retail - 5.32%
Academy Ltd., Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	$1,956,484	$1,972,537
Collective Brands Finance, Inc. (aka Payless ShoeSource), Senior Secured First Lien Term Loan, 7.250%, 10/09/2019	1,606,752	1,614,769
Container Store, Inc., Senior Secured First Lien Term B3 Loan, 4.250%, 04/08/2019	2,363,739	2,374,825
Hudson’s Bay Co., Senior Secured First Lien Term Loan, 4.750%, 11/04/2020	1,000,000	1,017,690
National Vision, Inc., Senior Secured First Lien Term Loan, 7.000%, 08/10/2018	1,168,000	1,171,621
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.750%, 11/15/2019	1,376,726	1,376,382
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	2,934,458	2,930,790
Sprouts Farmers Markets Holdings LLC, Senior Secured First Lien Initial Term Loan, 4.000%, 04/23/2020	452,143	454,499

		12,913,113

Services - Business - 6.87%
Advantage Sales and Marketing, Inc., Senior Secured First Lien Term Loan, 4.250%, 12/18/2017	2,133,322	2,146,122
AlixPartners LLP, Senior Secured First Lien Recapitalization Term B-2 Loan, 5.000%, 07/10/2020	2,932,949	2,958,612
Brickman Group Holdings, Inc., Senior Secured First Lien Term Loan, L+3.00%, 12/18/2020(b)	1,000,000	1,006,070
Crossmark Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	1,347,668	1,340,930
Garda World Security Corp., Senior Secured First Lien Delayed Draw Term B Loan, 0.500%, 11/06/2020	117,894	118,336
Garda World Security Corp., Senior Secured First Lien Term B Loan, 4.000%, 11/06/2020	460,858	462,586
Information Resources, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/30/2020	333,407	335,769
Sedgwich Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 4.250%, 06/12/2018	1,395,690	1,406,144
StoneRiver Group LP, Senior Secured First Lien Initial Term Loan, 4.500%, 11/29/2019	712,519	712,964
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	1,624,091	1,642,362
Transaction Network Services, Senior Secured First Lien Term Loan, 5.000%, 02/14/2020	1,331,909	1,342,524
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.500%, 06/06/2019	1,619,271	1,622,817
ValleyCrest Companies LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 06/13/2019	1,571,053	1,582,836

		16,678,072

Services - Consumer - 3.24%
Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan, 4.250%, 12/10/2018	537,174	540,532
California Pizza Kitchen, Inc., Senior Secured First Lien Term Loan 5.250%, 03/29/2018	2,458,169	2,411,046
Learning Care Group, Senior Secured First Lien Term Loan, 6.000%, 05/08/2019	2,458,235	2,473,599
Monitronics International, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	2,416,283	2,439,938

		7,865,115

Telecommunications - 5.95%
Avaya, Inc., Senior Secured B-3 Extended First Lien Term B-3 Loan, 4.736%, 10/26/2017	2,903,671	2,848,502
Fairpoint Communications, Inc., Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	1,985,000	2,055,964
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 5.750%, 12/18/2019	3,434,083	3,464,149
Syniverse Holdings, Inc., (Buccaneer Merger Sub., Inc.), Senior Secured First Lien Term Loan, 4.000%, 4/23/2019	1,919,653	1,926,256
Wide Open West Finance LLC, Senior Secured First Lien Term B Loan, 4.750%, 04/01/2019	1,738,663	1,750,399
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 4.000%, 07/02/2019	2,392,149	2,397,723

		14,442,993

Transportation Cargo - 0.66%
Nexeo Solutions LLC (aka Ashland Distribution), Senior Secured First Lien Initial Term Loan, L+3.50%, 08/25/2017(b)	1,595,897	1,597,892

Annual Report | December 31, 2013	19

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Transportation Consumer - 1.72%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/26/2019	$1,845,363	$1,847,670
Sabre, Inc., Senior Secured First Lien Incremental Term Loan, 4.500%, 02/19/2019	1,677,614	1,683,905
Sabre, Inc., Senior Secured First Lien Term B Loan, 5.250%, 02/19/2019	649,141	655,025

		4,186,600

Utilities Electric - 1.90%
Moxie Liberty LLC, Senior Secured First Lien Term B-1 Loan, 7.500%, 08/21/2020	1,470,588	1,511,029
Moxie Patriot LLC, Senior Secured First Lien Term B-1 Loan, L+5.75%, 12/18/2020(b)	740,741	759,259
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	2,337,262	2,341,645

		4,611,933

Utilities, Oil & Gas - 0.46%
Equipower Resources Holdings LLC, Senior Secured First Lien Term B Loan, 4.250%, 12/21/2018	160,662	161,566
EquiPower Resources Holdings LLC, Senior Secured First Lien Term C Loan, 4.250%, 12/21/2019	962,904	968,200

		1,129,766

Wholesale - 0.93%
Envision Pharmaceutical Services, Inc., Senior Secured First Lien Term Loan, 5.750%, 11/04/2020	2,248,922	2,268,139

TOTAL FLOATING RATE LOAN INTERESTS (Cost $197,595,536)		197,558,221

COLLATERALIZED LOAN OBLIGATION - 0.45%
Banking, Finance and Real Estate - 0.45%
Sudbury Mill CLO Ltd., Senior Unsecured Collateralized Loan Obligation, Series 2013-1A, 4.750%, 01/17/2026(c)(d)	1,200,000	1,096,278

TOTAL COLLATERALIZED LOAN OBLIGATION (Cost $1,095,308)		1,096,278

CORPORATE BONDS - 28.76%
Aerospace and Defense - 0.42%
Sequa Corp., Senior Unsecured Bond, 7.000%, 12/15/2017(c)(e)	1,000,000	1,015,000

Automotive - 0.44%
Cooper-Standard Automotive, Inc., Senior Secured Bond, 8.500%, 05/01/2018(e)	1,000,000	1,063,750

Beverage, Food and Tobacco - 1.86%
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 02/15/2019(e)	4,330,000	4,508,613

Consumer Goods Durable - 0.45%
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)(e)	1,000,000	1,092,500

Consumer Goods Non Durable - 0.82%
Revlon Consumer Products Corp., Senior Unsecured Bond, Series WI, 5.750%, 02/15/2021	2,000,000	1,982,500

Containers, Packaging and Glass - 1.52%
Exopack Holdings SA, Senior Secured Bond, 7.875%, 11/01/2019(c)	250,000	256,250
Reynolds Group Holdings, Inc., Senior Unsecured Bond,:
9.875%, 08/15/2019(e)	1,400,000	1,564,500
8.250%, 02/15/2021(e)	700,000	750,750

20	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Containers, Packaging and Glass (continued)
Sealed Air Corp., Senior Unsecured Bond, 8.125%, 09/15/2019(c)	$1,000,000	$1,127,500

		3,699,000

Energy Electricity - 1.14%
Amkor Technology, Inc., Senior Unsecured Bond, 6.375%, 10/01/2022(e)	1,000,000	1,032,500
Calumet Specialty Products Partners LP, Senior Unsecured Bond,:
9.375%, 05/01/2019(c)(e)	800,000	892,000
9.625%, 08/01/2020	750,000	845,625

		2,770,125

Energy, Oil and Gas - 7.92%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018	2,000,000	2,150,000
Comstock Resources, Inc., Senior Unsecured Bond, 9.500%, 06/15/2020(e)	2,000,000	2,250,000
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019(e)	2,000,000	2,180,000
CrownRock LP /CrownRock Finance, Inc., Senior Unsecured Bond, 7.125%, 04/15/2021(c)(e)	2,000,000	2,080,000
PDC Energy, Inc., Senior Unsecured Bond, 7.750%, 10/15/2022(e)	3,000,000	3,255,000
Resolute Energy Corp., Senior Unsecured Bond, 8.500%, 05/01/2020(e)	4,750,000	5,035,000
SandRidge Energy, Inc., Senior Unsecured Bond, 8.125%, 10/15/2022(e)	2,000,000	2,130,000
Tesoro Logistics LP/Finance Corp., Senior Unsecured Bond Series WI, 6.125%, 10/15/2021(e)	150,000	155,250

		19,235,250

Healthcare and Pharmaceuticals - 2.31%
Accellent, Inc., Senior Subordinated Bond, 10.000%, 11/01/2017	3,000,000	3,112,500
Emergency Medical Services Corp. (aka AMR/EMCare), Senior Unsecured Bond, 8.125%, 06/01/2019	1,312,000	1,428,440
Universal Hospital Services, Inc., Senior Unsecured Bond, 7.625%, 08/15/2020	1,000,000	1,060,000

		5,600,940

High Tech Industries - 1.84%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(c)	2,300,000	1,265,000
Spansion LLC, Senior Unsecured Bond, 7.875%, 11/15/2017	1,000,000	1,042,500
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(c)(e)	2,000,000	2,172,500

		4,480,000

Hotels, Gaming and Leisure - 1.08%
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)	2,600,000	2,613,000

Media Broadcasting and Subscription - 0.45%
Mediacom Broadband Group (aka MCC Iowa), Senior Unsecured Bond, 9.125%, 08/15/2019(e)	1,000,000	1,086,250

Media Diversified and Production - 1.46%
Allbritton Communications Co., Senior Unsecured Bond, 8.000%, 05/15/2018(e)	2,000,000	2,125,000
Cambium Learning Group, Inc., Senior Secured Bond, 9.750%, 02/15/2017(e)	1,500,000	1,432,500

		3,557,500

Metals and Mining - 0.36%
Penn Virginia Resource Partners LP, Senior Unsecured Bond, 8.375%, 06/01/2020	788,000	872,710

Retail - 2.14%
Burlington Coat Factory Warehouse Corp., Senior Unsecured Bond, 10.000%, 02/15/2019(e)	2,000,000	2,262,500
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Unsecured Bond, 8.125%, 03/01/2019(e)	1,050,000	1,107,750
Logan’s Roadhouse, Inc., Senior Unsecured Bond, 10.750%, 10/15/2017	1,000,000	747,500

Annual Report | December 31, 2013	21

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Retail (continued)
The Pantry, Inc., Senior Unsecured Bond, 8.375%, 08/01/2020(e)	$1,000,000	$1,067,500

		5,185,250

Services - Business - 1.42%
Neff Rental LLC, Senior Unsecured Bond, 9.625%, 05/15/2016(c)(e)	3,250,000	3,453,125

Services - Consumer - 0.55%
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020(e)	1,250,000	1,331,250

Telecommunications - 2.36%
Avaya, Inc., Senior Secured Bond, 7.000%, 04/01/2019(c)(e)	1,450,000	1,428,250
Fairpoint Communications, Inc., Senior Secured Bond, 8.750%, 08/15/2019(c)(e)	1,000,000	1,065,000
MetroPCS Wireless, Inc., Senior Unsecured Bond, 7.875%, 09/01/2018(e)	3,000,000	3,228,750

		5,722,000

Utilities Electric - 0.22%
NRG Energy, Inc., Senior Unsecured Bond, 8.500%, 06/15/2019(e)	500,000	536,250

TOTAL CORPORATE BONDS (Cost $67,079,604)		69,805,013

Total Investments-110.61% (Cost $265,770,448)		268,459,512

Liabilities in Excess of Other Assets-(10.61)%(f)		(25,760,118)

Net Assets - 100.00%		$242,699,394

Amounts above are shown as a percentage of net assets as of December 31, 2013.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of December 31, 2013. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $19,556,403, which represents approximately 8.06% of net assets as of December 31, 2013.

(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2013.
(e)

Security, or portion of security is currently on loan. Total market value of securities on loan amounts to $37,507,918, as of December 31, 2013. Total value of BGX’s obligation to return securities lending collateral was $38,219,410, as of December 31, 2013.

(f)

Includes liabilities associated with the obligation to return securities lending collateral of $38,219,410, assets associated with deposits held with broker for total return swap contracts of $4,931,117, segregated cash held for short sales of $1,748,713, payable for securities sold short of $1,770,000 and cash plus other assets and liabilities of $7,549,462 as of December 31, 2013.

See Notes to Financial Statements.
22	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2013

SCHEDULE OF SECURITIES SOLD SHORT
Name	Principal Amount	Market Value

Sun Products Corp., Senior Unsecured Bond, 7.750%, 03/15/2021(a)	$(2,000,000)	$(1,770,000)

TOTAL SECURITIES SOLD SHORT (Proceeds $(1,804,228))		$(1,770,000)

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $(1,770,000), which represents approximately 0.73% of net assets as of December 31, 2013.

TOTAL RETURN SWAP CONTRACTS (a)(b)

Reference Obligation	Swap Counterparty	Rate Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation
Academy Ltd.	JP Morgan	4.500%	08/03/2018	$980,094	$8,042
Mood Media Corp.	JP Morgan	7.000%	05/06/2018	1,793,858	17,261
Surgical Care Affiliates LLC	JP Morgan	4.250%	06/29/2018	995,000	9,950
Supervalu, Inc.	JP Morgan	5.000%	03/21/2019	2,943,839	32,191

					$67,444

Reference Obligation	Swap Counterparty	Rate Received by the Fund	Termination Date	Notional Amount	Unrealized Deprectiation
Del Monte Foods Co.	JP Morgan	4.000%	03/08/2018	$1,929,796	$(185)
Drumm Investors LLC (aka Golden Living)	JP Morgan	5.000%	05/04/2018	4,800,921	(31,206)
Press Ganey Associates, Inc.	JP Morgan	4.250%	04/20/2018	2,821,390	(10,043)
Epicor Software Corp.	JP Morgan	4.500%	05/16/2018	1,958,501	(9,548)

					$(50,982)

(a) The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.

(b) The floating short-term rate paid by the Fund (on the notional amount of all total return swap contracts) at December 31, 2013, was 1.496% (3 month Libor +1.25%)

All Reference Obligations shown above for Total Return Swap Contracts are floating rate secured bank loans.

See Notes to Financial Statements.
Annual Report | December 31, 2013	23

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 108.54%
Aerospace and Defense - 3.67%
Camp Systems International Holding Co., Senior Secured First Lien Replacement Term Loan, L+3.75%, 05/31/2019(b)	$5,426,841	$5,490,145
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-1 Loan, 6.250%, 11/02/2018	4,061,392	4,104,544
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 11/02/2018	1,841,165	1,860,727
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 4.750%, 10/25/2019	518,449	522,664
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 4.750%, 10/25/2019	5,736,611	5,783,250
Landmark Aviation (LM U.S. Member LLC), Senior Secured Second Lien Initial Term Loan, 9.500%, 10/26/2020	4,000,000	4,057,520
Paradigm Precision Group, Senior Secured First Lien Term Loan, 5.500%, 10/16/2020	2,812,500	2,805,469
Sequa Corp., Senior Secured First Lien Term Loan, 5.250%, 06/19/2017	6,840,820	6,700,309

		31,324,628

Automotive - 1.85%
Affinia Group, Inc., Senior Secured Tranche B-2 First Lien Term Loan, 4.750%, 04/27/2020	2,266,389	2,300,385
CCC Information Services, Inc., Senior Secured First Lien Term Loan, L+3.00%, 12/20/2019(b)	2,992,443	3,000,553
Chrysler Group LLC, Senior Secured First Lien Tranche B Term Loan, 3.500%, 05/24/2017	2,962,025	2,987,321
Mitchell International, Inc., Senior Secured First Lien Initial Term Loan, L+3.50%, 10/12/2020(b)	5,192,982	5,234,085
TI Group Automotive Systems LLC, Senior Secured First Lien Additional Term Loan, 5.500%, 03/28/2019	2,290,385	2,322,564

		15,844,908

Banking, Finance and Real Estate - 6.13%
Alliant Holdings I, Inc., Senior Secured First Lien Term Loan, 4.250%, 12/20/2019	9,723,214	9,774,893
AmWins Group LLC, Senior Secured First Lien Term B Loan, 5.000%, 09/06/2019	2,709,109	2,729,996
Asurion LLC, Senior Secured Tranche B-1 First Lien Incremental Term Loan, 4.500%, 05/24/2019	7,920,000	7,932,672
Cunningham Lindsey Corp., Senior Secured First Lien Term Loan, 5.000%, 12/10/2019	9,281,250	9,292,852
Duff and Phelps Corp., Senior Secured First Lien Term Loan, 4.500%, 04/23/2020	2,562,317	2,565,519
Guggenheim Partners Investment Management Holdings LLC, Senior Secured First Lien Initial Term Loan, 4.253%, 07/22/2020	3,439,655	3,477,491
HarbourVest Partners LP, Senior Secured First Lien New Term Loan, 4.750%, 11/21/2017	2,613,273	2,626,339
HUB International Ltd., Senior Secured First Lien Initial Term Loan, 4.750%, 10/02/2020	4,224,706	4,282,796
National Financial Partners Corp., Senior Secured First Lien New Term Loan, 5.250%, 07/01/2020	2,653,333	2,685,399
Opal Acquisition, Inc. (aka One Call Medical, Inc.), Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	4,320,988	4,331,812
SNL Financial LC, Senior Secured First Lien Term Loan, 5.500%, 10/23/2018	2,610,773	2,623,827

		52,323,596

Beverage, Food and Tobacco - 4.66%
Advance Pierre Foods, Inc., Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	6,936,695	6,728,594
Arby’s Restaurant Group, Inc., Senior Secured First Lien Term Loan, 5.000%, 11/15/2020	1,000,000	1,007,190
Del Monte Foods Co., Senior Secured First Lien Initial Term Loan, 4.000%, 03/08/2018	3,879,164	3,898,540
Del Monte Foods Co., Senior Secured Second Lien Covenant Light Term Loan, L+7.25%, 07/26/2021(b)	1,333,333	1,350,000
Dole Food Co., Inc., Senior Secured First Lien Tranche B Term Loan, 4.500%, 11/01/2018	2,345,550	2,358,743
El Pollo Loco, Inc., Senior Secured First Lien Term Loan, 5.250%, 10/11/2018	1,600,000	1,604,000
Fairway Group Acquisition Co., Senior Secured First Lien Term Loan, 5.000%, 08/17/2018	3,456,337	3,471,476
Performance Food Group, Inc. (fka Vistar Corp.), Senior Secured Second Lien Term Loan, 6.250%, 11/14/2019	2,992,481	3,014,925
RGIS Services LLC, Senior Secured Tranche C First Lien Term Loan, 5.500%, 10/18/2017	2,984,810	2,953,096

24	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Beverage, Food and Tobacco (continued)
Supervalu, Inc., Senior Secured First Lien Term Loan, 5.000%, 03/21/2019	$2,943,839	$2,976,030
U.S. Foods, Inc., Senior Secured First Lien Term Loan, 4.500%, 03/31/2019	10,356,832	10,471,172

		39,833,766

Capital Equipment - 1.77%
BakerCorp International, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 02/07/2020	1,975,038	1,968,451
Dematic S.A., Senior Secured First Lien Term Loan, 5.250%, 12/28/2019	4,400,000	4,433,022
Edwards (Cayman Islands II) Ltd., Senior Secured First Lien Term B Loan, 5.500%, 03/26/2020	2,236,364	2,242,301
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	6,450,000	6,450,000

		15,093,774

Chemicals, Plastics and Rubber - 4.81%
Filtration Group Corp., Senior Secured First Lien Term Loan, 4.500%, 11/20/2020	367,347	371,711
Ineos Finance PLC, Senior Secured First Lien Dollar Term Loan, 4.000%, 05/04/2018	2,978,610	2,994,129
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 4.750%, 11/15/2018	11,109,797	11,179,233
PQ Corp., Senior Secured First Lien Term Loan, 4.500%, 08/07/2017	9,900,000	9,985,388
U.S. Coatings Aquisition, Inc., Senior Secured First Lien Initial Term B Loan, 4.750%, 02/01/2020	8,328,671	8,401,131
VWR International, Inc., Senior Secured First Lien Eur Term Loan, 4.484%, 04/03/2017	4,950,000	6,857,408
WTG Holdings III Corp., Senior Secured First Lien Term Loan, L+3.75%, 12/12/2020(b)	1,276,596	1,285,104

		41,074,104

Construction and Building - 1.44%
Quikrete Holdings, Inc., Senior Secured First Lien Inital Term Loan, 4.000%, 09/28/2020	3,426,196	3,447,900
Rexnord LLC, Senior Secured First Lien Term B Loan, L+3.00%, 08/21/2020(b)	5,913,750	5,939,002
SRS Distribution, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	2,880,263	2,893,455

		12,280,357

Consumer Goods Durable - 2.31%
AOT Bedding Super Holdings LLC (aka National Bedding/Serta), Senior Secured First Lien Term B Loan, 4.250%, 10/01/2019	6,787,195	6,836,402
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,766,586	1,777,963
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 01/21/2019	3,443,372	3,460,589
MModal, Inc., Senior Secured First Lien Term B Loan, 7.750%, 08/15/2019	8,115,066	6,994,172
Spectrum Brands, Inc., Senior Secured Trance C First Lien Term Loan, 3.500%, 09/04/2019	662,831	665,064

		19,734,190

Consumer Goods Non Durable - 2.13%
Acosta Sales and Marketing Co., Senior Secured First Lien Term B Loan, 4.250%, 03/02/2018	4,889,581	4,929,920
FGI Operating Co. LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	1,984,912	1,999,799
Hostess Brands, Senior Secured First Lien Term Loan, 6.750%, 04/09/2020	1,363,636	1,414,773
Reddy Ice Group, Inc., Senior Secured First Lien Term B Loan, 6.750%, 05/01/2019	1,989,975	1,988,731
Sagittarius Brands, Inc., Senior Secured First Lien Term B Loan, 6.250%, 10/01/2018	7,808,442	7,837,724

		18,170,947

Containers, Packaging and Glass - 4.03%
Berlin Packaging LLC, Senior Secured First Lien Term Loan, 4.750%, 04/02/2019	3,530,645	3,563,763
Berlin Packaging LLC, Senior Secured Second Lien Term Loan, 8.750%, 04/02/2020	714,286	733,036
Bway Corp. (aka ICL Industrial Containers), Senior Secured First Lien Term B Loan, 4.500%, 08/06/2017	11,991,329	12,079,406
Exopack LLC, Senior Secured First Lien Term Loan, 5.250%, 05/08/2019	1,500,000	1,528,125

Annual Report | December 31, 2013	25

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Containers, Packaging and Glass (continued)
Multi Packaging Solutions, Inc., Senior Secured First Lien Rollover Dollar Term Loan, L+3.25%, 09/20/2019(b)	$5,714,286	$5,728,571
Polarpak, Inc., Senior Secured First Lien Canadian Borrower Term Loan, L+3.25%, 06/08/2020(b)	4,112,453	4,153,578
Ranpak Corp., Senior Secured Second Lien Term Loan, 8.500%, 04/23/2020	4,264,706	4,392,647
WNA Holdings, Inc., Senior Secured First LienTerm Loan, L+3.25%, 06/08/2020(b)	2,233,706	2,256,043

		34,435,169

Energy Electricity - 1.70%
GIM Channelview Cogeneration LLC, Senior Secured First Lien Term Loan, 4.250%, 05/08/2020	1,014,407	1,023,283
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	3,177,314	3,216,046
NXP B.V. (NXP Fundings LLC), Senior Secured Tranche D First Lien Term Loan, L+2.50%, 01/11/2020(b)	5,194,784	5,214,914
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	4,999,795	5,052,917

		14,507,160

Energy, Oil and Gas - 6.02%
Atlas Energy LP, Senior Secured First Lien Term Loan, 6.500%, 07/22/2019	2,410,625	2,476,917
BBTS Borrower LP, Senior Secured First Lien Term Loan, 7.750%, 06/04/2019	7,933,248	8,007,622
Brock Holdings III, Inc., Senior Secured Second Lien Term Loan, 10.000%, 03/16/2018	1,833,333	1,867,707
Buffalo Gulf Coast Terminals LLC, Senior Secured First Lien Term Loan, 5.250%, 10/31/2017	2,633,333	2,659,667
Crestwood Holdings LLC, Senior Secured First Lien Term Loan, 7.000%, 06/19/2019	5,735,403	5,907,494
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	1,888,112	1,899,913
NFR Energy LLC (Sabine Oil & Gas LLC), Senior Secured First Lien Mission Term Loan, 8.750%, 12/31/2018	1,432,983	1,450,895
Rice Drilling B LLC, Senior Secured Second Lien Term Loan, 8.500%, 10/25/2018	2,795,775	2,858,680
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan:
5.000%, 10/01/2019	461,064	462,986
5.000%, 10/01/2019	754,845	757,993
5.000%, 10/01/2019	5,696,591	5,720,346
Tallgrass Energy Partners LP, Senior Secured First Lien Term Loan, 4.250%, 11/13/2018	6,607,256	6,658,859
Teine Energy Ltd., Senior Secured First Lien Term Loan, 7.500%, 05/17/2019	2,729,375	2,770,316
Templar Energy LLC, Senior Secured Second Lien Term Loan, 8.000%, 11/25/2020	3,846,154	3,867,788
Utex Industries, Inc., Senior Secured First Lien Term Loan, 4.500%, 04/10/2020	1,344,595	1,352,440
Utex Industries, Inc., Senior Secured Second Lien Initial Term Loan, 8.750%, 04/10/2021	540,541	554,054
W3 Co., Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,109,627	1,114,482
W3 Co., Senior Secured Second Lien Term Loan, 9.250%, 09/13/2020	1,056,176	1,069,379

		51,457,538

Environmental Industries - 1.19%
ADS Waste Holdings, Inc., Senior Secured Tranche B First Lien Term Loan, 4.250%, 10/09/2019	8,910,000	8,971,256
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	1,211,304	1,223,418

		10,194,674

Healthcare and Pharmaceuticals - 10.22%
Alvogen Pharmaceuticals U.S., Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	6,428,502	6,524,930
Aptalis Pharma, Inc., Senior Secured First Lien Term B Loan, 6.000%, 10/02/2020	6,901,980	7,037,155
CHG Buyer Corp., Senior Secured First Lien Term Loan, 4.250%, 11/19/2019	4,973,277	5,004,360
CHG Buyer Corp., Senior Secured Second Lien Term Loan, 9.000%, 11/19/2020	2,673,913	2,720,706
Convatec, Inc. (aka Cidron Healthcare, Ltd.), Senior Secured First Lien Dollar Term Loan, 4.000%, 12/22/2016	3,915,278	3,945,837
CT Technologies Intermediate Holdings, Inc. (aka Smart Document Solutions, Inc.), Senior Secured First Lien Initial Term Loan, 5.250%, 10/04/2019	1,481,481	1,492,593

26	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
Drumm Investors LLC (aka Golden Living), Senior Secured First Lien Term Loan, 5.000%, 05/04/2018	$6,808,489	$6,696,149
Harvard Drug Group LLC, Senior Secured First Lien Term Loan, 5.000%, 08/16/2020	5,910,071	5,972,895
National Mentor Holdings, Inc., Senior Secured Tranche B-1 First Lien Term Loan, 6.500%, 02/09/2017	8,885,874	8,959,938
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	5,233,502	5,307,425
Par Pharmaceutical Co., Inc., Senior Secured First Lien Additional Term B-1 Loan, 4.250%, 09/30/2019	6,912,675	6,964,520
PRA Holdings, Inc., Senior Secured First Lien Initial Term Loan, 5.000%, 09/23/2020	3,461,153	3,476,815
Progressive Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 10/22/2020	2,181,122	2,192,028
RadNet, Inc., Senior Secured Tranche B First Lien Term Loan, 4.250%, 10/10/2018	2,605,172	2,605,172
Sheridan Holdings, Inc., Senior Secured First Lien DD Term Loan, L+3.50%, 06/29/2018(b)	252,063	252,063
Sheridan Holdings, Inc., Senior Secured First Lien Initial Term Loan, L+3.50%, 06/29/2018(b)	2,417,356	2,430,204
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	4,949,427	4,893,746
Surgery Center Holdings, Inc., Senior Secured First Lien Term Loan, 6.000%, 04/11/2019	3,824,118	3,835,972
Surgical Care Affiliates LLC, Senior Secured First Lien Class C Incremental Term Loan, 4.250%, 06/29/2018	2,482,575	2,501,194
United Surgical Partners International, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.750%, 04/03/2019	2,116,152	2,131,018
Valeant Pharmaceuticals International, Inc., Senior Secured First Lien Series E Tranche B Term Loan, 4.500%, 08/05/2020	2,350,658	2,370,004

		87,314,724

High Tech Industries - 18.03%
Alcatel-Lucent USA, Inc., Senior Secured First Lien Term Loan, 5.750%, 01/30/2019	2,356,529	2,371,116
Aspect Software, Inc., Senior Secured Tranche B First Lien Term Loan, 7.000%, 05/09/2016	5,619,851	5,649,721
Attachmante Corp., Senior Secured Second Lien Term Loan, 11.000%, 11/22/2018	5,838,265	5,731,220
Audio Visual Services Group, Senior Secured First Lien Term Loan, 6.750%, 11/9/2018	9,365,979	9,436,224
Blackboard, Inc., Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	12,764,126	12,958,269
Blue Coat Systems, Inc., Senior Secured First Lien Term Loan, 4.500%, 05/31/2019	6,747,909	6,781,648
BMC Software, Senior Secured First Lien Term Loan, 5.500%, 09/10/2020	3,363,636	4,681,234
Dell International LLC, Senior Secured First Lien Term B Loan, L+3.50%, 04/29/2020(b)	5,000,000	5,023,225
EZE Software, Senior Secured First Lien Term Loan, 4.500%, 04/06/2020	1,326,667	1,337,446
Freescale Semiconductor, Inc., Senior Secured First Lien Tranche B-4 Term Loan, 5.000%, 03/02/2020	2,984,962	3,021,468
Hyland Software, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/25/2019	9,818,852	9,877,127
Infor, Inc. (aka Lawson Software, Inc.), Senior Secured First Lien Tranche B-5 Term Loan, L+2.75%, 06/03/2020(b)	2,776,849	2,777,432
Ion Trading Technologies S.A.R.L., Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 05/22/2020	4,664,063	4,705,596
Ion Trading Technologies S.A.R.L., Senior Secured Second Lien Term Loan, 8.250%, 05/22/2021	3,428,571	3,503,589
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	10,427,521	10,538,365
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured Second Lien Term Loan, 9.750%, 04/30/2020	3,857,270	3,999,507
Landesk Software, Senior Secured First Lien Term Loan, 5.250%, 08/09/2020	4,788,438	4,827,344
Presidio, Inc., Senior Secured First Lien Term Loan, 5.750%, 03/31/2017	4,443,750	4,462,258
Rocket Software, Inc., Senior Secured First Lien Term Loan, 5.750%, 02/08/2018	2,852,547	2,858,252
Ship Luxco 3 S.A.R.L. (aka RBS Worldpay), Senior Secured Facility B2A First Lien Term Loan, 5.250%, 11/29/2019	1,011,411	1,023,295
Ship Luxco 3 S.A.R.L. (aka RBS Worldpay), Senior Secured First Lien Facility B2A Term Loan, 4.750%, 11/29/2019	2,707,692	2,732,238
Sirius Computer, Inc. (SCS Holdings I), Senior Secured First Lien Term Loan, 7.000%, 12/07/2018	4,857,692	4,936,630
Sophia LP, Senior Secured First Lien Additional Term B Loan, 4.500%, 07/19/2018	1,915,697	1,929,471

Annual Report | December 31, 2013	27

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

High Tech Industries (continued)
Technicolor S.A., Senior Secured First Lien Term A2 Facility Loan, 6.750%, 05/26/2016	$1,278,546	$1,292,131
Technicolor S.A., Senior Secured First Lien Term B2 Facility Loan, 7.750%, 05/26/2017	3,900,108	3,941,546
Technicolor S.A., Senior Secured First Lien Term Loan, 7.250%, 07/10/2020	9,681,373	9,786,851
The Petroleum Place, Inc., Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	4,285,714	4,312,500
TriZetto Group, Inc. (TZ Merger Sub, Inc.), Senior Secured First Lien Term Loan, 4.750%, 05/02/2018	1,782,832	1,765,012
TriZetto Group, Inc. (TZ Merger Sub, Inc.), Senior Secured Second Lien Term Loan, 8.500%, 03/28/2019	1,288,768	1,237,218
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	9,250,000	9,423,438
Wall Street Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.750%, 10/25/2019	7,071,429	7,117,959

		154,039,330

Hotels, Gaming and Leisure - 4.51%
Alpha Topco Ltd. (Formula One), Senior Secured First Lien New Facility Term B Loan, 4.500%, 04/30/2019	4,395,595	4,448,100
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B Loan, 7.000%, 10/11/2020	10,581,395	10,548,329
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B-5 Loan, L+4.25%, 01/28/2018(b)	2,877,382	2,729,916
Centaur LLC, Senior Secured First Lien Term Loan, 5.250%, 02/20/2019	7,129,458	7,230,447
Centaur LLC, Senior Secured Second Lien Term Loan, 8.750%, 02/20/2020	500,000	515,000
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	3,000,000	3,060,000
Mood Media Corp., Senior Secured First Lien Term Loan, 7.000%, 05/07/2018	2,751,775	2,764,158
Zuffa LLC, Senior Secured First Lien Term B Loan, 4.500%, 02/25/2020	7,168,966	7,233,917

		38,529,867

Media Advertising, Printing and Publishing - 1.32%
Cenveo Corp., Senior Secured First Lien Term B Loan, 6.250%, 02/13/2017	1,099,015	1,108,175
McGraw-Hill Global Education Holdings LLC, Senior Secured First Lien Term Loan, 9.000%, 03/22/2019	1,933,750	1,972,821
Penton Media, Inc., Senior Secured First Lien Term B Loan, 5.500%, 10/03/2019	2,394,000	2,391,008
Southern Graphics, Inc., Senior Secured First Lien Term Loan, 4.250%, 10/17/2019	5,775,000	5,789,438

		11,261,442

Media Broadcasting and Subscription - 2.57%
Cumulus Media Holdings, Inc., Senior Secured First Lien Term Loan, 4.250%, 12/23/2020	4,578,437	4,612,776
Entercom Radio LLC, Senior Secured First Lien Term B-2 Loan, 4.019%, 11/23/2018	1,902,510	1,916,779
Hubbard Radio LLC, Senior Secured First Lien Tranche 1 Term Loan, 4.500%, 04/29/2019	1,587,695	1,598,944
NEP/NCP Holdco, Inc., Senior Secured First Lien Term Loan, 4.750%, 01/22/2020	717,264	721,298
Nexstar Broadcasting, Inc. (aka Mission Broadcasting, Inc.), Senior Secured First Lien Term B-2 Loan:
L+2.75%, 10/01/2020(b)	1,420,643	1,425,970
L+2.75%, 10/01/2020(b)	1,611,032	1,617,073
RCN Corp., Senior Secured First Lien Term B Loan, 4.500%, 03/01/2020	3,603,833	3,637,294
SESAC Holdings, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/07/2019	2,445,882	2,462,698
Univision Communications, Inc., Senior Secured First Lien Term C1 Loan, 4.500%, 03/01/2020	3,970,000	3,995,130

		21,987,962

Media Diversified and Production - 0.20%
Lion’s Gate Entertainment Corp., Senior Secured Second Lien Term Loan, 5.000%, 07/20/2020	1,666,667	1,676,025

28	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Metals and Mining - 0.62%
McJunkin Red Man Corp., Senior Secured First Lien Term Loan, 5.000%, 11/09/2019	$5,216,655	$5,299,809

Retail - 7.42%
Academy Ltd., Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	6,897,613	6,954,208
Albertson’s LLC, Senior Secured First Lien Term B-2 Loan, L+3.75%, 03/21/2019(b)	3,172,687	3,195,149
BJ’s Wholesale Club, Inc., Senior Secured First Lien Replacement Term Loan, L+3.50%, 09/26/2019(b)	3,000,000	3,022,065
Burlington Coat Factory Warehouse Corp., Senior Secured First Lien Term B-1 Loan, 4.250%, 02/23/2017	2,762,958	2,792,315
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Secured First Lien New Term B1 Loan, 4.000%, 03/07/2018	1,455,761	1,466,672
Collective Brands Finance, Inc. (aka Payless ShoeSource), Senior Secured First Lien Term Loan, 7.250%, 10/09/2019	10,066,096	10,116,326
Container Store, Inc., Senior Secured First Lien Term B3 Loan, 4.250%, 04/08/2019	1,720,772	1,728,842
DBP Holdings Corp., Senior Secured First Lien Initial Term Loan, 5.000%, 10/11/2019	7,188,261	7,228,731
Hudson’s Bay Co., Senior Secured First Lien Term Loan, 4.750%, 11/04/2020	4,000,000	4,070,760
Neiman Marcus Group Ltd., Inc., Senior Secured First Lien Term Loan, 5.000%, 10/26/2020	3,548,387	3,597,922
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.750%, 11/15/2019	15,275,473	15,271,654
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	3,949,109	3,944,173

		63,388,817

Services - Business - 8.66%
4L Holdings Corp. (aka Clover Technology), Senior Secured First Lien Term Loan, 6.750%, 05/07/2018	4,111,413	4,111,413
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan, 8.250%, 06/18/2018	102,857	104,497
AlixPartners LLP, Senior Secured First Lien Recapitalization Term B-2 Loan, 5.000%, 07/10/2020	5,323,115	5,369,692
CPA Global (Redtop Acquisitions Ltd.), Senior Secured First Lien Covenant Light Term Loan, 4.500%, 12/03/2020	1,458,333	1,463,802
Crossmark Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	3,129,521	3,113,874
Crossmark Holdings, Inc., Senior Secured Second Lien Term Loan, 8.750%, 12/21/2020	2,000,000	1,992,500
eResearch Technology, Inc., Senior Secured First Lien Term Loan, 6.000%, 05/02/2018	3,129,677	3,147,282
Garda World Security Corp., Senior Secured First Lien Delayed Draw Term B Loan, 0.500%, 11/06/2020	643,953	646,367
Garda World Security Corp., Senior Secured First Lien Term B Loan, 4.000%, 11/06/2020	2,517,269	2,526,709
Information Resources, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/30/2020	1,166,925	1,175,192
Ipreo Holdings LLC, Senior Secured First Lien Tranche B-4 Term Loan, 5.000%, 08/07/2017	985,752	1,000,538
MoneyGram Payment Systems Worldwide, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/27/2020	2,357,991	2,384,519
PGA Holdings, Inc. (aka Press Ganey), Senior Secured First Lien Term Loan, 4.250%, 04/20/2018	2,205,375	2,210,205
Polyconcept Investments B.V. (Metropolitan Management), Senior Secured First Lien Term Loan, 6.000%, 06/28/2019	4,875,110	4,893,392
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	1,614,747	1,594,563
Sedgwich Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 4.250%, 06/12/2018	1,774,760	1,788,053
Sedgwick Holdings, Inc., Senior Secured Second Lien Term B Loan, 8.000%, 12/12/2018	3,000,000	3,056,250
SI Organization, Inc., Senior Secured New Tranche B First Lien Term Loan, 5.500%, 11/22/2016	2,969,904	2,921,643
StoneRiver Group LP, Senior Secured First Lien Initial Term Loan, 4.500%, 11/29/2019	1,781,297	1,782,410
StoneRiver Group LP, Senior Secured Second Lien Initial Term Loan, 8.500%, 05/30/2020	2,415,303	2,440,965
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	5,684,318	5,748,267
Transaction Network Services, Senior Secured First Lien Term Loan, 5.000%, 02/14/2020	3,329,772	3,356,310
Transaction Network Services, Senior Secured Second Lien Term Loan, 9.000%, 08/14/2020	1,406,250	1,425,150
TravelCLICK Holdings (aka TCH-2 Holdings), Senior Secured First Lien Term B Loan, 5.750%, 03/16/2016	1,490,697	1,505,604

Annual Report | December 31, 2013	29

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Services - Business (continued)
TravelCLICK Holdings (aka TCH-2 Holdings), Senior Secured Second Lien Term Loan, 9.750%, 03/26/2018	$1,074,627	$1,106,866
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.500%, 06/06/2019	7,936,252	7,953,632
ValleyCrest Companies LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 06/13/2019	1,571,053	1,582,836
Web.com Group, Inc., Senior Secured First Lien Term Loan, 4.500%, 10/27/2017	3,504,583	3,541,084

		73,943,615

Services - Consumer - 1.79%
Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan, 4.250%, 12/10/2018	1,726,413	1,737,203
California Pizza Kitchen, Inc., Senior Secured First Lien Term Loan 5.250%, 03/29/2018	5,183,943	5,084,566
Monitronics International, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	8,386,378	8,468,481

		15,290,250

Telecommunications - 5.55%
Avaya, Inc., Senior Secured B-3 Extended First Lien Term B-3 Loan, 4.736%, 10/26/2017	3,441,059	3,375,678
Fairpoint Communications, Inc., Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	5,955,000	6,167,891
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 4.500%, 12/18/2019	5,321,222	5,367,810
Global Tel Link Corp., Senior Secured First Lien Term Loan, 5.000%, 05/23/2020	4,477,500	4,386,562
Hargray Communications (DPC Acquisitions), Senior Secured First Lien Term Loan, 4.750%, 06/26/2019	2,985,000	3,011,119
Leap Wireless International, Inc. (Cricket Communications), Senior Secured First Lien Term Loan, 4.750%, 10/10/2019	8,250,000	8,291,250
Securus Technologies Holdings, Inc., Senior Secured First Lien Initial Term Loan, L+3.50%, 04/30/2020(b)	2,410,185	2,389,843
Wide Open West Finance LLC, Senior Secured First Lien Term B Loan, 4.750%, 04/01/2019	4,963,583	4,997,087
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 4.000%, 07/02/2019	9,417,092	9,439,034

		47,426,274

Transportation Consumer - 2.49%
Air Medical Group Holdings, Inc., Senior Secured First Lien Term B-1 Loan, L+4.00%, 06/30/2018(b)	6,568,716	6,654,930
Delta Airlines, Inc., Senior Secured First Lien Term B1 Loan, 4.000%, 10/18/2018	3,955,025	3,978,261
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/26/2019	2,985,000	2,988,731
Sabre, Inc., Senior Secured First Lien Term B Loan, 5.250%, 02/19/2019	5,970,941	6,025,068
U.S. Airways, Inc., Senior Secured First Lien Tranche B-1 Term Loan, 4.000%, 05/22/2019	1,574,803	1,587,402

		21,234,392

Utilities Electric - 2.46%
FREIF North American Power I LLC, Senior Secured First Lien Term B-1 Loan, 4.750%, 03/29/2019	3,724,355	3,773,237
FREIF North American Power I LLC, Senior Secured First Lien Term C-1 Loan, 4.750%, 03/29/2019	705,636	714,898
Moxie Liberty LLC, Senior Secured First Lien Term B-1 Loan, 7.500%, 08/21/2020	2,941,176	3,022,059
Moxie Patriot LLC, Senior Secured First Lien Term B-1 Loan, L+5.75%, 12/18/2020(b)	2,962,963	3,037,037
Panda Temple Power LLC, Senior Secured First Lien Term Loan, 7.250%, 04/03/2019	2,545,455	2,621,818
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	7,792,208	7,806,818

		20,975,867

Utilities, Oil & Gas - 0.35%
EquiPower Resources Holdings LLC, Senior Secured First Lien Term C Loan, L+3.25%, 12/21/2019(b)	3,020,096	3,036,707

30	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Wholesale - 0.64%
Envision Pharmaceutical Services, Inc., Senior Secured First Lien Term Loan, 5.750%, 11/04/2020	$5,397,412	$5,443,533

TOTAL FLOATING RATE LOAN INTERESTS (Cost $917,970,720)		927,123,425

CORPORATE BONDS - 30.99%
Aerospace and Defense - 0.12%
Sequa Corp., Senior Unsecured Bond, 7.000%, 12/15/2017(c)	1,000,000	1,015,000

Banking, Finance and Real Estate - 0.23%
Opal Acquisition, Inc. (aka One Call Medical, Inc.), Senior Unsecured Bond, 8.875%, 12/15/2021(c)	2,000,000	1,997,500

Beverage, Food and Tobacco - 1.12%
Chiquita Brands International, Inc., Senior Unsecured Bond, 7.875%, 02/01/2021(c)	1,000,000	1,085,000
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 02/15/2019	5,000,000	5,206,250
Dole Food Co., Inc., Senior Secured Bond, 7.250%, 05/01/2019(c)	500,000	499,375
U.S. Foods, Inc., Senior Unsecured Bond, 8.500%, 06/30/2019	2,500,000	2,740,625

		9,531,250

Capital Equipment - 0.49%
Terex Corp., Senior Unsecured Bond, 6.000%, 05/15/2021	4,000,000	4,155,000

Chemicals, Plastics and Rubber - 0.87%
PetroLogistics LP (PetroLogistics Finance Corp.), Senior Unsecured Bond, 6.250%, 04/01/2020(c)	1,000,000	1,007,500
Pinnacle Operating Corp., Senior Secured Bond, 9.000%, 11/15/2020(c)	2,000,000	2,127,500
VWR Funding, Inc., Senior Unsecured Bond, 7.250%, 09/15/2017	4,000,000	4,310,000

		7,445,000

Construction and Building - 0.18%
Zachry Holdings, Inc., Senior Unsecured Bond, 7.500%, 02/01/2020(c)	1,450,000	1,522,500

Consumer Goods Durable - 0.91%
MModal, Inc., Senior Unsecured Bond, 10.750%, 08/15/2020(c)	3,017,000	1,191,715
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)	6,000,000	6,555,000

		7,746,715

Consumer Goods Non Durable - 0.87%
Revlon Consumer Products Corp., Senior Unsecured Bond, Series WI, 5.750%, 02/15/2021	6,000,000	5,947,500
Wolverine World Wide, Inc., Senior Unsecured Bond, 6.125%, 10/15/2020	1,400,000	1,505,000

		7,452,500

Containers, Packaging and Glass - 1.15%
Beverage Packaging Holdings Luxembourg II SA, Senior Unsecured Bond, 6.000%, 06/15/2017(c)	700,000	710,500
Exopack Holdings SA, Senior Secured Bond, 7.875%, 11/01/2019(c)	750,000	768,750
Reynolds Group Holdings, Inc., Senior Unsecured Bond:
8.500%, 05/15/2018	4,000,000	4,240,000
5.750%, 10/15/2020	4,000,000	4,100,000

		9,819,250

Annual Report | December 31, 2013	31

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Energy Electricity - 0.48%
Amkor Technology, Inc., Senior Unsecured Bond, 6.375%, 10/01/2022	$4,000,000	$4,130,000

Energy, Oil and Gas - 6.07%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018	7,000,000	7,525,000
Atlas Pipeline Partners LLC, Senior Unsecured Bond:
6.625%, 10/01/2020	5,000,000	5,250,000
4.750%, 11/15/2021(c)	3,000,000	2,760,000
CrownRock LP / CrownRock Finance, Inc., Senior Unsecured Bond, 7.125%, 04/15/2021(c)	5,000,000	5,200,000
CVR Refining/Coffeyville Finance, Inc., Senior Secured Bond, 6.500%, 11/01/2022	5,000,000	4,937,500
Everest Acquisition LLC, Senior Unsecured Bond, 7.750%, 09/01/2022	2,000,000	2,250,000
Genesis Energy LP / Genesis Energy Finance Corp., Senior Unsecured Bond, 5.750%, 02/15/2021	2,000,000	2,032,500
Linn Energy LLC, Senior Unsecured Bond, 6.250%, 11/01/2019(c)	4,000,000	4,060,000
Resolute Energy Corp., Senior Unsecured Bond, 8.500%, 05/01/2020	2,900,000	3,074,000
Samson Investment Co., Senior Unsecured Bond, 9.750%, 02/15/2020(c)	4,000,000	4,380,000
SandRidge Energy, Inc., Senior Unsecured Bond, 7.500%, 02/15/2023	4,000,000	4,080,000
Sidewinder Drilling, Inc., Senior Unsecured Bond, 9.750%, 11/15/2019(c)	4,250,000	3,782,500
Western Refining, Inc., Senior Unsecured Bond, 6.250%, 04/01/2021	2,500,000	2,531,250

		51,862,750

Healthcare and Pharmaceuticals - 0.40%
Aurora Diagnostics Holdings LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	1,000,000	730,000
Salix Pharmaceuticals Ltd., Senior Unsecured Bond, 6.000%, 01/15/2021(c)	600,000	616,500
Valeant Pharmaceuticals, Inc., Senior Unsecured Bond, 6.375%, 10/15/2020(c)	2,000,000	2,117,500

		3,464,000

High Tech Industries - 1.92%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(c)	1,875,000	1,031,250
Blackboard, Inc., Senior Unsecured Bond, 7.750%, 11/15/2019(c)	1,250,000	1,246,875
Brocade Communications Systems, Inc., Senior Unsecured Bond, 4.625%, 01/15/2023(c)	1,250,000	1,162,500
Sanmina-SCI Corp., Senior Unsecured Bond, 7.000%, 05/15/2019(c)	4,000,000	4,275,000
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(c)	8,002,000	8,692,172

		16,407,797

Hotels, Gaming and Leisure - 2.25%
Felcor Lodging Trust, Inc., Senior Unsecured Bond, 5.625%, 03/01/2023	4,000,000	3,910,000
Mood Media Corp., Senior Unsecured Bond, 9.250%, 10/15/2020(c)	9,850,000	8,791,125
NCL Corp. Ltd., Senior Unsecured Bond, Series WI, 5.000%, 02/15/2018	3,250,000	3,363,750
Six Flags Theme Parks, Inc., Senior Unsecured Bond, 5.250%, 01/15/2021(c)	3,250,000	3,185,000

		19,249,875

Media Advertising, Printing and Publishing - 0.12%
Southern Graphics, Inc., Senior Unsecured Bond, 8.375%, 10/15/2020(c)	1,000,000	1,040,000

Media Broadcasting and Subscription - 3.30%
Cablevision Systems Corp., Senior Unsecured Bond, 5.875%, 09/15/2022	4,000,000	3,850,000
CCO Holdings, Inc., Senior Unsecured Bond, 5.125%, 02/15/2023	3,650,000	3,403,625
Cequel Communications LLC, Senior Unsecured Bond, 6.375%, 09/15/2020(c)	8,500,000	8,755,000
Nexstar Broadcasting, Inc. (aka Mission Broadcasting, Inc.), Senior Unsecured Bond, Series WI, 6.875%, 11/15/2020	3,000,000	3,225,000
Quebecor Media, Inc., Senior Unsecured Bond, 5.750%, 01/15/2023	1,025,000	996,813
Sinclair Television Group, Inc., Senior Unsecured Bond, Series WI, 6.125%, 10/01/2022	3,500,000	3,552,500
Univision Communications, Inc., Senior Unsecured Bond, 6.750%, 09/15/2022(c)	4,000,000	4,400,000

		28,182,938

32	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2013

	Principal Amount	Market Value

Media Diversified and Production - 0.46%
Live Nation Entertainment, Inc., Senior Secured Bond, 7.000%, 09/01/2020(c)	$1,000,000	$1,090,000
Sirius XM Radio, Inc., Senior Unsecured Bond, 4.250%, 05/15/2020(c)	3,000,000	2,842,500

		3,932,500

Metals and Mining - 0.13%
Prince Mineral Holding Corp., Senior Unsecured Bond, 11.500%, 12/15/2019(c)	1,000,000	1,117,500

Retail - 1.34%
Logan’s Roadhouse, Inc., Senior Unsecured Bond, 10.750%, 10/15/2017	5,494,000	4,106,765
New Academy Finance Co., LLC, Senior Unsecured Bond, 8.000%, 06/15/2018(c)(d)	3,000,000	3,090,030
Petco Holdings, Inc., Senior Unsecured Bond, 8.500%, 10/15/2017(c)(d)	2,300,000	2,357,500
Ruby Tuesday, Inc., Senior Unsecured Bond, 7.625%, 05/15/2020	2,000,000	1,890,000

		11,444,295

Services - Business - 1.29%
FTI Consulting, Inc., Senior Unsecured Bond, 6.000%, 11/15/2022	1,800,000	1,831,500
Global A&T Electronics Ltd., Senior Unsecured Bond, 10.000%, 02/01/2019(c)	4,000,000	3,470,000
Neff Rental LLC, Senior Unsecured Bond, 9.625%, 05/15/2016(c)	5,408,000	5,746,000

		11,047,500

Services - Consumer - 0.31%
Aramark Corp., Senior Unsecured Bond, 5.750%, 03/15/2020(c)	1,500,000	1,575,000
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020	1,000,000	1,065,000

		2,640,000

Telecommunications - 4.43%
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond, 8.750%, 03/15/2018	4,643,000	4,898,365
Crown Castle International Corp., Senior Unsecured Bond, 5.250%, 01/15/2023	5,000,000	4,925,000
Fairpoint Communications, Inc., Senior Secured Bond, 8.750%, 08/15/2019(c)	3,000,000	3,195,000
Frontier Communications Corp., Senior Unsecured Bond, 7.125%, 01/15/2023	4,000,000	3,990,000
GCI, Inc., Senior Unsecured Bond, 6.750%, 06/01/2021	6,000,000	5,775,000
Intelsat Jackson Holdings SA, Senior Unsecured Bond, 5.500%, 08/01/2023(c)	3,400,000	3,247,000
MetroPCS Wireless, Inc., Senior Unsecured Bond, 6.250%, 04/01/2021(c)	2,000,000	2,082,500
Sorenson Communications, Inc., Senior Unsecured Bond, 10.500%, 02/01/2015(c)	3,000,000	2,250,000
Sprint Nextel Corp., Senior Unsecured Bond, 6.000%, 11/15/2022	4,750,000	4,655,000
Windstream Corp., Senior Unsecured Bond, 6.375%, 08/01/2023	3,000,000	2,820,000

		37,837,865

Transportation Cargo - 0.90%
Kenan Advantage Group, Inc., Senior Unsecured Bond, 8.375%, 12/15/2018(c)	7,250,000	7,666,875

Transportation Consumer - 1.01%
Sabre Holdings, Corp., Senior Unsecured Bond, 8.500%, 05/15/2019(c)	4,000,000	4,455,000
US Airways, Inc., Senior Unsecured Bond, 6.125%, 06/01/2018	4,100,000	4,151,250

		8,606,250

Utilities Electric - 0.36%
NRG Energy, Inc., Senior Unsecured Bond, 6.625%, 03/15/2023	3,000,000	3,037,500

Utilities, Oil & Gas - 0.28%
Vanguard Natural Resources LLC, Senior Unsecured Bond, 7.875%, 04/01/2020	2,250,000	2,373,750

TOTAL CORPORATE BONDS
(Cost $264,663,030)		264,726,110

Annual Report | December 31, 2013	33

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2013

Market Value
Total Investments - 139.53%
(Cost $1,182,633,750)	$1,191,849,535

Assets in Excess of Other Liabilities - 6.13%	52,323,003

Leverage Facility - (45.66)%	(390,000,000)

Net Assets - 100.00%	$854,172,538

Amounts above are shown as a percentage of net assets as of December 31, 2013.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of December 31, 2013. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $128,160,667, which represents approximately 15.00% of net assets as of December 31, 2013.

(d)	Option to convert to pay-in-kind security.

See Notes to Financial Statements.
34	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Assets and Liabilities
December 31, 2013

	Senior Floating Rate	Long-Short Credit	Strategic Credit
	Term Fund	Income Fund	Fund
ASSETS:
Investments, at value (Cost $410,519,173, $265,770,448 and $1,182,633,750, respectively) (including securities on loan)(a)	$412,390,603	$268,459,512	$1,191,849,535
Cash	31,631,302	8,316,784	66,777,522
Foreign Currency, at value (Cost $0, $0 and $125,182, respectively)	–	–	125,219
Unrealized appreciation on total return swap contracts (Note 7)	–	67,444	–
Receivable for investment securities sold	7,339,657	9,808,976	28,960,956
Interest receivable	2,122,110	2,505,294	8,712,817
Total return swap payments receivable	–	3,456	–
Deferred financing costs (Note 10)	1,523,902	–	–
Deposit held with broker for swap contracts	–	4,931,117	–
Segregated cash held for short sales	–	1,748,713	–
Prepaid expenses and other assets	30,546	14,627	78,793
Total Assets	455,038,120	295,855,923	1,296,504,842

LIABILITIES:
Securities sold short (Proceeds $0, $1,804,228 and $0, respectively)	–	1,770,000	–
Payable for investment securities purchased	16,664,951	12,374,344	50,058,894
Senior secured notes/leverage facility (Note 10)	96,000,000	–	390,000,000
Interest due on senior secured notes/leverage facility (Note 10)	143,128	–	715,410
Obligation to return collateral for securities on loan (Note 9)	–	38,219,410	–
Unrealized depreciation on total return swap contracts (Note 7)	–	50,982	–
Interest payable - Short Sale	–	45,639	–
Fees payable on swap contracts	–	63,231	–
Accrued investment advisory fee payable	371,444	247,651	1,056,973
Accrued trustees’ fees payable	16,583	28,583	27,583
Other payables and accrued expenses	500,232	356,689	473,444
Total Liabilities	113,696,338	53,156,529	442,332,304
	341,341,782	242,699,394	854,172,538

TERM PREFERRED SHARES: (NOTE 10)
Term Preferred Shares, plus distributions payable on preferred shares ($1,000 liquidation value per share, 48,000 shares issued and outstanding)	48,099,564	N/A	N/A
Total Term Preferred Shares	48,099,564	N/A	N/A
Net Assets Applicable to Common Shareholders	$293,242,218	$242,699,394	$854,172,538

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$290,284,759	$239,269,611	$844,962,622
Undistributed/(Overdistributed) net investment income	55,097	(16,462)	0
Accumulated net realized gain/(loss) on investment securities and swap contracts	1,030,932	706,491	(5,939)
Net unrealized appreciation on investment securities and swap contracts	1,871,430	2,739,754	9,215,855
Net Assets Applicable to Common Shareholders	$293,242,218	$242,699,394	$854,172,538

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,214,886	12,702,160	44,664,382
Net asset value per common share	$19.27	$19.11	$19.12

(a)	Securities on loan with values of $0, $37,507,918 and $0, respectively. See Note 9.

See Notes to Financial Statements.
Annual Report | December 31, 2013	35

Blackstone / GSO Funds	Statements of Operations
For the Year Ended December 31, 2013

	Senior Floating Rate	Long-Short Credit	Strategic Credit
	Term Fund	Income Fund	Fund
INVESTMENT INCOME:
Interest	$25,164,222	$18,349,280	$70,064,316
Facility and other fees	591,399	548,950	2,793,255
Total Investment Income	25,755,621	18,898,230	72,857,571

EXPENSES:
Investment advisory fee	4,386,055	2,913,499	12,161,138
Fund accounting and administration fees	657,908	437,025	1,824,171
Insurance expense	162,977	98,104	156,459
Legal and audit fees	175,192	117,686	288,831
Custodian fees	98,032	295,605	166,940
Trustees’ fees and expenses	156,959	154,048	159,489
Printing expense	37,616	24,659	93,101
Transfer agent fees	20,404	19,282	16,961
Securities lending agent fees	–	268,669	–
Interest expense - Short Sale	–	48,617	–
Interest on senior secured notes/leverage facility	1,778,268	–	4,021,926
Amortization of deferred financing costs (Note 10)	446,406	–	–
Other expenses	108,671	108,228	145,781
Total Expenses	8,028,488	4,485,422	19,034,797
Net Investment Income	17,727,133	14,412,808	53,822,774

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investment securities	1,609,672	1,958,750	6,147,832
Total return swap contracts	–	603,063	–
Foreign currency transactions	–	–	228,795
Change in unrealized appreciation/(depreciation) on:
Investment securities	(329,316)	1,539,633	(622,948)
Securities sold short	–	34,228	–
Total return swap contracts	–	233,229	–
Translation of assets and liabilities in foreign currency transactions	–	–	70
Net Realized and Unrealized Gain on Investments	1,280,356	4,368,903	5,753,749

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income	(1,188,502)	–	–
From net realized gains	(41,300)	–	–
Total Distributions to Preferred Shareholders	(1,229,802)	N/A	N/A
Net Increase in Net Assets Attributable to Common Shares from Operations	$17,777,687	$18,781,711	$59,576,523

See Notes to Financial Statements.
36	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$17,727,133	$20,678,091	$14,412,808	$15,537,136
Net realized gain on investment securities, foreign currency transactions and swap contracts	1,609,672	2,485,033	2,561,813	3,207,302
Change in unrealized appreciation/(depreciation) on investment securities, securities sold short, swap contracts and translation of assets and liabilities in foreign currency transactions	(329,316)	7,353,951	1,807,090	8,854,534
Distributions to preferred shareholders:
From net investment income	(1,188,502)	(1,232,331)	–	–
From net realized gains	(41,300)	(88,500)	–	–
Net Increase in Net Assets Attributable to Common Shares from Operations	17,777,687	29,196,244	18,781,711	27,598,972

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(16,097,795)	(18,668,963)	(15,552,282)	(16,455,664)
From net realized gains	(2,301,792)	(2,892,755)	(1,544,094)	–
Net Decrease in Net Assets from Distributions to Common Shareholders	(18,399,587)	(21,561,718)	(17,096,376)	(16,455,664)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to stockholders from reinvestment of dividends	404,807	526,575	35,920	102,663
Net Increase from Capital Share Transactions	404,807	526,575	35,920	102,663
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(217,093)	8,161,101	1,721,255	11,245,971

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	293,459,311	285,298,210	240,978,139	229,732,168
End of period(a)	$293,242,218	$293,459,311	$242,699,394	$240,978,139

(a) Including undistributed/ (overdistributed) net investment income of:	$55,097	$376,613	$(16,462)	$1,249,748

See Notes to Financial Statements.
Annual Report | December 31, 2013	37

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Strategic Credit Fund
	For the Year Ended December 31, 2013	For the Period September 26, 2012 (Commencement of Operations) to December 31, 2012
FROM OPERATIONS:
Net investment income	$53,822,774	$6,049,040
Net realized gain on investment securities, foreign currency transactions and swap contracts	6,376,627	537,477
Change in unrealized appreciation/(depreciation) on investment securities, securities sold short, swap contracts and translation of assets and liabilities in foreign currency transactions	(622,878)	9,838,733
Net Increase in Net Assets Attributable to Common Shares from Operations	59,576,523	16,425,250

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(53,951,185)	(6,049,040)
From net realized gains	(6,249,009)	(537,477)
From tax return of capital	(2,486,188)	(3,852,602)
Net Decrease in Net Assets from Distributions to Common Shareholders	(62,686,382)	(10,439,119)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $0 and $1,784,200, respectively)	–	850,171,300
Net asset value of common shares issued to stockholders from reinvestment of dividends	905,977	118,989
Net Increase from Capital Share Transactions	905,977	850,290,289
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(2,203,882)	856,276,420

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	856,376,420	100,000
End of period(a)	$854,172,538	$856,376,420

(a) Including undistributed net investment income of:	$0	$–

See Notes to Financial Statements.
38	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Cash Flows
For the Year Ended December 31, 2013

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$19,007,489	$18,781,711	$59,576,523
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(368,325,829)	(221,089,293)	(1,165,877,416)
Proceeds from disposition of investment securities	370,193,182	233,627,624	837,534,800
Proceeds from securities sold short transactions	–	1,801,250	–
Net payments received/(paid) on swap contracts	–	603,063	–
Discounts and premiums amortized	(770,803)	(333,067)	(622,210)
Net realized gain on:
Investment securities	(1,609,672)	(1,958,750)	(6,147,832)
Total return swap contracts	–	(603,063)	–
Net change in unrealized (appreciation)/depreciation on:
Investment securities	329,316	(1,539,633)	622,948
Securities sold short	–	(34,228)	–
Total return swap contracts	–	(233,229)	–
Translation of assets and liabilities in foreign currency transactions	–	–	(70)
(Increase)/Decrease in interest receivable	272,934	752,652	(2,673,295)
Decrease in deferred financing costs	446,406	–	–
Decrease in deposits held with broker for total return swap contracts	–	5,870,000	–
Increase in swap payments receivable	–	(3,456)	–
Increase in segregated cash held for short sales	–	(1,748,713)	–
(Increase)/Decrease in prepaid expenses and other assets	95,625	43,565	(44,378)
Decrease in fees payable on swap contracts	–	(102,068)	–
Increase/(Decrease) in interest due on senior secured notes/loan facility	(15,635)	–	665,555
Increase in interest payable - margin account	–	45,639	–
Decrease in accrued offering costs	–	–	(10,804)
Increase/(Decrease) in accrued investment advisory fees payable	(1,480)	2,870	315,154
Increase/(Decrease) in accrued trustees’ fees payable	(1,124)	10,239	9,481
Increase/(Decrease) in other payables and accrued expenses	(46,379)	23,181	172,426

Net Cash Provided by/(Used in) Operating Activities	19,574,030	33,916,294	(276,479,118)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in leverage facility	–	–	265,000,000
Decrease in collateral for securities on loan	–	(14,186,261)	–
Distributions paid - common shareholders - net	(21,154,852)	(17,051,979)	(61,713,251)
Distributions paid - term preferred shares - net	(1,239,486)	–	–

Net Cash Provided by/(Used in) Financing Activities	(22,394,338)	(31,238,240)	203,286,749

Effect of exchange rates on cash	–	–	70

Net Increase/(Decrease) in Cash	(2,820,308)	2,678,054	(73,192,299)
Cash, beginning balance	$34,451,610	$5,638,730	$140,095,040

Cash, ending balance	$31,631,302	$8,316,784	$66,902,741

Supplemental disclosure of cash flow information:
Cash paid on interest on senior secured notes/leverage facility	$1,793,903	$–	$3,356,371
Cash paid for interest on securities lending	$–	$268,669	$–

Supplemental schedule of non-cash financing activities:
Common shares issued in reinvestment of distributions to common shareholders	404,807	35,920	905,977

See Notes to Financial Statements.
Annual Report | December 31, 2013	39

Blackstone /GSO Senior Floating Rate Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012		For the Year Ended December 31, 2011		For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.31		$18.81		$19.63		$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.17		1.36		1.34		0.62
Net realized and unrealized gain/(loss) on investments	0.08		0.65		(0.70)		0.64
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)	(0.08)		(0.08)		(0.08)		(0.03)
From net realized gains	0.00		(0.01)		–		–
Total Income from Investment Operations	1.17		1.92		0.56		1.23

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.06)		(1.23)		(1.23)		(0.66)
From net realized gains	(0.15)		(0.19)		(0.15)		–
Total Distributions to Common Shareholders	(1.21)		(1.42)		(1.38)		(0.66)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–		–		–		(0.04)
Total Capital Share Transactions	–		–		–		(0.04)

Net asset value per common share - end of period	$19.27		$19.31		$18.81		$19.63

Market price per common share - end of period	$18.85		$20.33		$18.36		$19.96

Total Investment Return - Net Asset Value(b)	6.27%		10.51%		3.05%		6.37%
Total Investment Return - Market Price(b)	(1.26%)		19.20%		(1.08%)		3.29%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$293,242		$293,459		$285,298		$297,206
Ratio of expenses to average net assets attributable to common shares(c)	2.73%		2.78%		2.79%		2.41%	(d)
Ratio of net investment income to average net assets attributable to common shares(c)	6.02%		7.04%		6.91%		5.37%	(d)
Ratio of expenses to average managed assets(c)(e)	1.83%		1.87%		1.87%		1.83%	(d)
Portfolio turnover rate	85%		73%		94%		55%

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$48,100		$48,109		$48,118		$48,109
Total shares outstanding (000s)	48		48		48		48
Asset coverage per share	$3,035	(f)	$7,116	(g)	$6,946	(g)	$7,194	(g)
Liquidation preference per share	$1,000		$1,000		$1,000		$1,000

BORROWINGS:
Aggregate principal amount, end of period (000s)	$96,000		$96,000		$96,000		$96,000

Average borrowings outstanding during the period (000s)	$96,000		$96,000		$96,000		$61,527
Asset coverage, end of period per $1,000	$4,556	(h)	$4,057	(i)	$3,972	(i)	$4,096	(i)

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Ratios do not reflect dividend payments to preferred shareholders.
(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus liquidation value of Term Preferred Shares and principal value of senior secured notes payable.

40	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

(f)

Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund’s total assets and dividing by the sum of the Term Preferred Shares and the Senior Secured Notes and then multiplying by $1,000.

(g)	Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares) from the Fund’s total assets and dividing by the number of Term Preferred Shares outstanding.
(h)

Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund’s total assets and dividing by the principal amount of senior secured notes and then multiplying by $1,000.

(i)

Calculated by subtracting the Fund’s total liabilities (including Term Preferred Shares but excluding Senior Secured Notes) from the Fund’s total assets and dividing by the principal amount of senior secured notes and then multiplying by $1,000.

See Notes to Financial Statements.
Annual Report | December 31, 2013	41

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$18.97	$18.10	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.13	1.22	0.86
Net realized and unrealized gain/(loss) on investments	0.36	0.95	(0.74)
Total Income from Investment Operations	1.49	2.17	0.12

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.23)	(1.30)	(0.84)
From net realized gains	(0.12)	–	–
From tax return of capital	–	–	(0.24)
Total Distributions to Common Shareholders	(1.35)	(1.30)	(1.08)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–	–	(0.04)
Total Capital Share Transactions	–	–	(0.04)

Net asset value per common share - end of period	$19.11	$18.97	$18.10

Market price per common share - end of period	$17.87	$18.75	$17.06

Total Investment Return - Net Asset Value(b)	8.34%	12.45%	0.56%
Total Investment Return - Market Price(b)	2.50%	17.92%	(9.48%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$242,699	$240,978	$229,732
Ratio of expenses to average net assets attributable to common shares	1.85%	1.82%	1.78%	(c)
Ratio of expenses to average net assets excluding interest expense on short sales attributable to common shares	1.83%	1.82%	1.78%	(c)
Ratio of net investment income to average net assets attributable to common shares	5.94%	6.54%	5.00%	(c)
Portfolio turnover rate	80%	77%	104%

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.

See Notes to Financial Statements.
42	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2013	For the Period September 26, 2012 (Commencement of Operations) to December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.19	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.21	0.14
Net realized and unrealized gain on investments	0.12	0.22
Total Income from Investment Operations	1.33	0.36

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.21)	(0.13)
From net realized gains	(0.14)	(0.01)
From tax return of capital	(0.05)	(0.09)
Total Distributions to Common Shareholders	(1.40)	(0.23)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–	(0.04)
Total Capital Share Transactions	–	(0.04)

Net asset value per common share - end of period	$19.12	$19.19

Market price per common share - end of period	$17.80	$18.55

Total Investment Return - Net Asset Value(b)	7.48%	1.73%
Total Investment Return - Market Price(b)	3.51%	(6.09%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$854,173	$856,376
Ratio of expenses to average net assets attributable to common shares	2.21%	1.33%	(c)
Ratio of net investment income to average net assets attributable to common shares	6.26%	2.79%	(c)
Ratio of expenses to average managed assets(d)	1.57%	1.32%	(c)
Portfolio turnover rate	73%	11%

BORROWINGS:
Aggregate principal amount, end of period (000s)	$390,000	$125,000
Average borrowings outstanding during the period (000s)	$357,342	$125,000	(e)
Asset coverage, end of period per $1,000	$3,190	$7,851

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage facility.
(e)	Since first borrowing was made on December 27, 2012.

See Notes to Financial Statements.
Annual Report | December 31, 2013	43

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2013

NOTE 1. ORGANIZATION

Blackstone /GSO Senior Floating Rate Term Fund (“BSL”), is a non-diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO /Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of BSL. If approved, the dissolution date of BSL may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of BSL may be extended an unlimited number of times.

Blackstone /GSO Long-Short Credit Income Fund (“BGX”) is a non-diversified closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

Blackstone /GSO Strategic Credit Fund (“BGB” and collectively with BSL and BGX, the “Funds”) is a non-diversified closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Pursuant to BGB’s Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of BGX’s net assets. BGX‘s short positions, either directly or through the use of derivatives, may total up to 30% of BGX’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

The Funds are classified as “non-diversified” under the 1940 Act. As a result, each Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

44	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: The Funds’ net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Funds calculate NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of each Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Funds.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized service. The prices provided by the nationally recognized service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Total return swaps are marked to market daily using prices of the underlying floating rate loans, which are then applied to the corresponding swap. Prices for the underlying floating rate loans are provided by the same nationally recognized loan pricing service. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities.

Annual Report | December 31, 2013	45

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2013

The following tables summarize the valuation of the Funds’ investments under the fair value hierarchy levels as of December 31, 2013:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1- Quoted Prices	Level 2- Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$8,931,640	$1,870,313	$10,801,953
Automotive	–	9,005,680	2,412,598	11,418,278
Banking, Finance and Real Estate	–	13,522,955	370,066	13,893,021
Chemicals, Plastics and Rubber	–	5,374,153	3,077,923	8,452,076
Containers, Packaging and Glass	–	4,077,127	8,070,800	12,147,927
Energy Electricity	–	1,608,023	2,058,787	3,666,810
Energy, Oil and Gas	–	16,620,792	4,430,221	21,051,013
Healthcare and Pharmaceuticals	–	36,861,394	8,370,248	45,231,642
High Tech Industries	–	51,887,476	3,343,017	55,230,493
Hotels, Gaming and Leisure	–	17,432,943	1,020,000	18,452,943
Media Advertising, Printing and Publishing	–	6,348,572	1,482,853	7,831,425
Retail	–	26,243,942	1,171,621	27,415,563
Services - Business	–	34,117,655	3,040,331	37,157,986
Services - Consumer	–	7,884,759	630,469	8,515,228
Utilities Electric	–	3,903,409	3,984,639	7,888,048
Other	–	100,839,927	–	100,839,927
Corporate Bonds	–	22,396,270	–	22,396,270
Total	$–	$367,056,717	$45,333,886	$412,390,603

Blackstone / GSO Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 -Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$4,367,853	$1,870,313	$6,238,166
Automotive	–	884,136	1,144,582	2,028,718
Chemicals, Plastics and Rubber	–	1,094,242	2,569,886	3,664,128
Containers, Packaging and Glass	–	764,063	1,460,875	2,224,938
Energy Electricity	–	964,814	1,554,744	2,519,558
Energy, Oil and Gas	–	3,296,691	3,493,103	6,789,794
Environmental Industries	–	2,468,378	1,223,417	3,691,795
Healthcare and Pharmaceuticals	–	12,674,074	2,946,291	15,620,365
High Tech Industries	–	25,837,470	2,746,193	28,583,663
Media Advertising, Printing and Publishing	–	3,660,309	1,977,137	5,637,446
Retail	–	11,741,492	1,171,621	12,913,113
Services - Business	–	15,035,710	1,642,362	16,678,072
Utilities Electric	–	2,341,645	2,270,288	4,611,933
Other	–	86,356,532	–	86,356,532
Corporate Bonds	–	69,805,013	–	69,805,013
Collateralized Loan Obligation
Banking, Finance and Real Estate	–	–	1,096,278	1,096,278
Total	$–	$241,292,422	$27,167,090	$268,459,512

Other Financial Instruments
Assets
Total Return Swap Contracts	$–	$57,493	$9,950	$67,443
Liabilities
Corporate Bonds Sold Short	–	(1,770,000)	–	(1,770,000)
Total Return Swap Contracts	–	(50,982)	–	(50,982)
Total	$–	$(1,763,489)	$9,950	$(1,753,539)

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Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2013

Blackstone / GSO Strategic Credit Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$28,519,159	$2,805,469	$31,324,628
Automotive	–	13,544,523	2,300,385	15,844,908
Banking, Finance and Real Estate	–	49,699,769	2,623,827	52,323,596
Chemicals, Plastics and Rubber	–	29,894,871	11,179,233	41,074,104
Consumer Goods Non Durable	–	12,767,644	5,403,303	18,170,947
Containers, Packaging and Glass	–	17,171,294	17,263,875	34,435,169
Energy Electricity	–	8,430,960	6,076,200	14,507,160
Energy, Oil and Gas	–	37,168,612	14,288,926	51,457,538
Environmental Industries	–	8,971,256	1,223,418	10,194,674
Healthcare and Pharmaceuticals	–	70,515,944	16,798,780	87,314,724
High Tech Industries	–	138,429,258	15,610,072	154,039,330
Hotels, Gaming and Leisure	–	34,954,867	3,575,000	38,529,867
Services - Business	–	56,101,885	17,841,730	73,943,615
Transportation Consumer	–	14,579,462	6,654,930	21,234,392
Utilities Electric	–	7,806,818	13,169,049	20,975,867
Other	–	261,752,906	–	261,752,906
Corporate Bonds	–	264,726,110	–	264,726,110
Total	$–	$1,055,035,338	$136,814,197	$1,191,849,535

*	Refer to each Fund’s Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities	Balance as of December 31, 2012	Accrued discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2013
Floating Rate Loan Interests	$65,489,833	$101,883	$252,116	$753,137	$37,933,427	$(37,872,030)	$5,949,776	$(27,274,256)	$45,333,886	$1,029,496
Total	$65,489,833	$101,883	$252,116	$753,137	$37,933,427	$(37,872,030)	$5,949,776	$(27,274,256)	$45,333,886	$1,029,496

Annual Report | December 31, 2013	47

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2013

Blackstone / GSO Long-Short Credit Income Fund

Investments in Securities	Balance as of December 31, 2012	Accrued discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3		Balance as of December 31, 2013	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2013
Floating Rate Loan Interests	$43,588,334	$55,628	$194,897	$767,245	$21,746,685	$(22,479,502)	$1,091,829	$(18,894,304	)$	26,070,812	$814,153
Collateralized Loan Obligations	–	428	–	970	1,094,880	–	–	–		1,096,278	970
Swap Contracts	–	–	–	9,950	–	–	–	–		9,950	9,950
Total	$43,588,334	$56,056	$194,897	$778,165	$22,841,565	$(22,479,502)	$1,091,829	$(18,894,304)		$27,177,040	$825,073

Blackstone / GSO Strategic Credit Fund

Investments in Securities	Balance as of December 31, 2012	Accrued discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2013
Floating Rate Loan Interests	$101,343,064	$71,530	$1,244,631	$777,743	$120,084,408	$(78,196,509)	$19,828,462	$(28,339,132)	$136,814,197	$1,964,787
Total	$101,343,064	$71,530	$1,244,631	$777,743	$120,084,408	$(78,196,509)	$19,828,462	$(28,339,132)	$136,814,197	$1,964,787

Information about Level 3 fair value measurements as of December 31, 2013:

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Floating Rate Loan Interests	$45,333,886	Third-party vendor pricing service	Vendor quotes

Blackstone / GSO Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Collateralized Loan Obligations	$1,096,278	Third-party vendor pricing service	Vendor quotes
Floating Rate Loan Interests	$26,070,812	Third-party vendor pricing service	Vendor quotes

Blackstone / GSO Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Floating Rate Loan Interests	$136,814,197	Third-party vendor pricing service	Vendor quotes

The Funds evaluate transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

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Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2013

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under Facility and other fees.

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders. While no federal income tax provision is required, in early 2013 BGX paid an excise tax liability of $32,140 relating to the tax year 2012. No federal income or excise tax provision is required for BSL or BGB.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

As of and during the year ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gains distributions at least annually. If BSL realizes a long-term capital gain, it will be required to allocate such gain between the common shares and term preferred shares issued by BSL in proportion to the total dividends paid to each class for the year in which the income is realized.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group L.P.

For BSL, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”). For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets.

Each Fund pays every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS (as defined below), a fee of $16,667 per annum, plus $2,500 per joint meeting of the Board of Trustees. The Chairman of the Audit Committee and Chairman of the Nominating and Governance Committee also each receive $2,500 per annum from each fund. The Lead Independent Trustee receives $2,667 from each Fund. In addition, for each joint meeting of a committee of the Board of Trustees that does not occur on a regular meeting or special meeting of the Funds, the Funds will each pay every committee member $750 for each such committee meeting attended. If such committee meeting is not held jointly, the respective Fund will pay each committee member $1,000 for each such meeting attended. The Funds will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee at the annual rate of 0.15% of the average daily value of Managed Assets, subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee at the annual rate of 0.18% of the average daily value of BGX’s net assets, also subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

The Bank of New York Mellon serves as BSL’s and BGB’s custodian and JP Morgan Chase Bank, National Association (“JP Morgan Chase”) serves as BGX’s custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon, Computershare Shareowner Services, LLC, and JP Morgan Chase are not considered affiliates of the Funds as defined under the 1940 Act.

Annual Report | December 31, 2013	49

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2013

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the year ended December 31, 2013, excluding temporary short-term investments, were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$358,713,520	$366,343,366
Blackstone / GSO Long-Short Credit Income Fund	226,336,908	236,963,391
Blackstone / GSO Strategic Credit Fund	1,093,212,446	858,566,759

NOTE 5. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the	For the
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Common shares outstanding - beginning of period	15,193,991	15,166,193
Common shares issued as reinvestment of dividends	20,895	27,798
Common shares outstanding - end of period	15,214,886	15,193,991

Blackstone / GSO Long-Short Credit Income Fund	For the	For the
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Common shares outstanding - beginning of period	12,700,248	12,694,664
Common shares issued as reinvestment of dividends	1,912	5,584
Common shares outstanding - end of period	12,702,160	12,700,248

Blackstone / GSO Strategic Credit Fund		For the Period
		September 25, 2012
	For the	(Commencement of
	Year Ended	Operations) to
	December 31, 2013	December 31, 2012
Common shares outstanding - beginning of period	44,616,577	5,236
Common shares issued in connection with initial public offering	–	44,605,000
Common shares issued as reinvestment of dividends	47,805	6,341
Common shares outstanding - end of period	44,664,382	44,616,577

NOTE 6. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s managed assets will be invested in Secured Loans. Under normal market conditions, at least 80% of BGB’s Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). At December 31, 2013, 84.28% of BSL’s Managed Assets were held in Senior Loans, 73.28% of BGX’s Managed Assets were held in Secured Loans, and 95.78% of BGB’s Managed Assets were held in corporate fixed income instruments including Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

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Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2013

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At December 31, 2013, BSL, BGX and BGB had invested $21,588,161, $5,571,048 and $75,877,260, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL, BGX and BGB typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL, BGX and BGB, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty and Liquidity Sub-Committee of the Adviser. The factors considered by the Counterparty and Liquidity Sub-Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty and Liquidity Sub-Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL, BGX and BGB may acquire Loans through assignments or participations. BSL, BGX and BGB typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL, BGX or BGB may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in a typical situation when BSL, BGX or BGB must acquire a Loan through a participation. None of the Funds had outstanding participations as of December 31, 2013.

NOTE 7. TOTAL RETURN SWAPS

BGX has entered into total return swaps as of December 31, 2013 in an aggregate notional amount equal to $18,223,399. In a total return swap, BGX pays another party a fixed or floating short-term fee and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, BGX’s risk of loss consists of the net amount of total return payments that BGX is contractually entitled to receive. BGX bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. BGX is required to post collateral to cover this potential obligation. BGX may use total return swaps for financing, hedging or investment purposes (see further information in Note 10 –Leverage). For the purposes of Managed Assets, BGX will treat the value of a total return swap as the notional amount of the swap.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to

Annual Report | December 31, 2013	51

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2013

terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy. BGX segregates sufficient assets as collateral to satisfy the current obligations with respect to total return and credit default swaps, and this is reflected as Deposit held with broker for swap contracts on BGX’s Statement of Assets and Liabilities.

The effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2013 is as follows:

Blackstone / GSO Long-Short Credit Income Fund

		Asset Derivatives	Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Gross Unrealized Appreciation	Gross Unrealized Depreciation

Credit Contracts (Total Return Swap Contracts)	Unrealized appreciation/ (depreciation) on total return swap contracts	$ 67,444	$ 50,982

Total		$ 67,444	$ 50,982

The effect of derivative instruments on the Statements of Operations as of December 31, 2013 is as follows:

Blackstone / GSO Long-Short Credit Income Fund

Net Change in Unrealized
Risk Exposure	Statements of Operations Location	Net Realized Gain/(Loss)	Appreciation/(Depreciation)

Credit Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/change in unrealized appreciation/ (depreciation) on total return swap contracts	$ 603,063	$ 233,229

Total		$ 603,063	$ 233,229

NOTE 8. COLLATERALIZED LOAN OBLIGATIONS

BGX has invested in Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Secured Loans. When investing in CLOs, BGX will not invest in equity tranches, which are the lowest tranche. However, BGX may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, BGX intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the BGX’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

NOTE 9. SECURITIES LENDING

BGX may make secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing.

Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to BGX, as the lender, an

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Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2013

amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

BGX invests the cash collateral received in accordance with its investment objectives, subject to BGX’s agreement with the borrower of the securities. In the case of cash collateral, BGX typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for BGX.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, BGX, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by BGX if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. BGX may also call such loans in order to sell the securities involved. When engaged in securities lending, BGX’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by BGX in permissible investments.

As of December 31, 2013, BGX had securities on loan valued at $37,507,918 and received cash collateral with a value of $38,219,410 representing 15.45% and 15.75% of net assets, respectively.

NOTE 10. LEVERAGE

On August 13, 2010, BSL issued $96 million in aggregate principal amount of senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. The senior secured notes and term preferred shares in combination represent total leverage of approximately 33% of BSL’s Managed Assets. BSL used the proceeds of the offerings to purchase additional assets for BSL’s portfolio. The final maturity date of the senior secured notes and the final redemption date of the term preferred shares is May 31, 2020, which coincides with the scheduled dissolution date of BSL.

Both the senior secured notes and the term preferred shares may be prepaid or redeemed at the option of BSL commencing the second anniversary of issuance. In addition, both the senior secured notes and the term preferred shares are subject to mandatory prepayment or redemption a) if BSL fails to meet certain overcollateralization tests, b) after the expiration of the BSL’s reinvestment period, which ends on May 31, 2017, c) if the senior secured notes and term preferred shares have not been fully prepaid/redeemed six months prior to the final maturity date (May 31, 2020), or d) if BSL fails to pay dividends on the term preferred shares for six consecutive months. Should either the senior secured notes or the term preferred shares be prepaid/redeemed, either through an optional or mandatory prepayment/redemption, the remainder of the term preferred shares or the senior secured notes shall also become payable/redeemable on a pro-rata basis.

In connection with BSL’s issuance of senior secured notes and term preferred shares, certain costs were incurred by BSL and have been recorded as a deferred asset. These costs are being amortized over the period beginning August 13, 2010 (day of issuance) through May 31, 2017, the date on which mandatory prepayments commence. The deferred asset balance as of December 31, 2013 is shown on BSL’s Statement of Assets and Liabilities under Deferred financing costs. The amount of expense amortized during the year ended December 31, 2013 is shown on BSL’s Statement of Operations under Amortization of deferred financing costs.

The weighted average interest rate of the $144 million aggregate amount of senior secured notes and term preferred shares is 1.78% over 3 month LIBOR. BSL pays quarterly, a floating rate interest of 1.55% over 3 month LIBOR on the senior secured notes and a floating rate dividend of 2.25% over 3 month LIBOR on the term preferred shares. Due to the short term nature of the floating rate payments on the senior secured notes and term preferred shares, face value approximates fair value at December 31, 2013. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

BSL may prepay the senior secured notes or term preferred shares in whole or in part at any time on or after the second anniversary of the issuance date at an optional prepayment price. The redemption price per share of the term preferred shares and secured notes, respectively is at a premium to the issuance price. The redemption price is equal to 102% of the issuance price from the second anniversary date of the issuance date to but excluding the third anniversary date of the issuance date, and 101% of the issuance price from the third anniversary date of the issuance date to but excluding the fourth anniversary date of the issuance date and on or after the fourth anniversary date of the issuance date, 100% plus, in each case, an amount equal to accrued, accumulated and unpaid dividends thereon, to, but not including, the applicable redemption date.

According to the governing documents for the senior secured notes and term preferred shares, BSL must adhere to certain limitations and restrictions while the leverage is outstanding. These compliance tests are performed by BSL’s custodian, The Bank of New York Mellon. These tests are in addition to any requirements outlined in BSL’s registration statement and the 1940 Act. As of December 31, 2013, BSL was in compliance with all required limitations and restrictions related to its leverage.

The holders of the term preferred shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the term preferred shares will vote separately as a class on certain matters, as required by law or BSL’s Declaration of Trust. The holders of term preferred shares, voting as a separate class, are entitled at all times to elect two Trustees of BSL.

Annual Report | December 31, 2013	53

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2013

BGB entered into a Credit Agreement dated December 21 ,2012, as amended at December 20, 2013 (as amended or restated from time to time, the “Agreement”), with a bank to borrow up to a limit of $425 million pursuant to a 364 day revolving line of credit (“Leverage Facility”). Borrowings under the Agreement are secured by the assets of BGB. Interest is charged at a rate of 0.825% above LIBOR, the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as BGB may elect, or such other period as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, BGB must pay a commitment fee on any undrawn amounts. The commitment fee payable is 0.15% on the undrawn amounts when drawn amounts exceed 50% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further 364-day period with the consent of the lending bank. At December 31, 2013, BGB had borrowings outstanding under the Leverage Facility of $390 million at an interest rate of 1.117%. Due to the short term nature of the Agreement, face value approximates fair value at December 31, 2013. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the year ended December 31, 2013, the average borrowings under the Leverage Facility and the average interest rate were $357,342,466 and 1.077%, respectively.

Under the Agreement, BGB has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by BGB’s custodian, The Bank of New York Mellon. As of December 31, 2013, BGB was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares can create risks. Changes in the value of BSL’s and BGB’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares. All costs and expenses related to any form of leverage used by BSL and BGB are borne entirely by common shareholders. If there is a net decrease or increase in the value of BSL’s or BGB’s investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if BSL or BGB did not utilize leverage. During periods when BSL or BGB is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL or BGB did not use leverage because the fees paid are calculated on the basis of BSL’s or BGB’s Managed Assets, which include the assets purchased through leverage. As of December 31, 2013, BSL’s and BGB’s leverage represented 32.99% and 31.40% of such Fund’s Managed Assets, respectively.

BGX currently employs leverage through securities lending arrangements (see Note 9 –Securities Lending), swap arrangements (see Note 7 – Total Return Swaps), and short selling. All costs and expenses related to any form of leverage used by BGX are borne entirely by holders of common shares. BGX’s leverage consists of (i) the amount of securities lending cash collateral held less proforma cash (which includes the net difference between receivables and payables for investments sold/purchased), (ii) the fair market value of the reference securities of total return swaps less cash pledged and (iii) the fair market value of securities sold short less any segregated cash or offsetting securities. BGX’s use of these forms of effective leverage will not exceed 30% of its net assets. As of December 31, 2013, BGX’s effective leverage represented 18.65% of net assets. BGX’s total leverage and short sale exposure, through securities lending, total return and credit default swap arrangements, other derivative transactions or short selling (including the market value of securities BGX is obligated to repay through short sales even in transactions that do not result in leverage), will not exceed 67% of BGX’s net assets.

Leverage creates risk for the common shareholders, including the likelihood of greater volatility of NAV and market price of the common shares, and may affect the return to the common shareholders or result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, the Funds’ return will be greater than if leverage had not been used. Conversely, if the total return derived from the use of leverage is less than the cost of leverage, the Funds’ return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Funds’ leveraged position if it expects that the benefits to the Funds’ common shareholders of maintaining the leveraged position will outweigh the current reduced return.

NOTE 11. TAX BASIS DISTRIBUTIONS

Ordinary income (inclusive of short-term capital gains) and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

54	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2013

As determined on December 31, 2013, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Fund	Increase Paid-in capital	Increase/(Decrease) Accumulated net investment income/(loss)	Increase/(Decrease) Accumulated net realized gain/(loss) on investments
Blackstone / GSO Senior Floating Rate Term Fund	$305,766	$(762,352)	$456,586
Blackstone / GSO Long-Short Credit Income Fund	$253,930	$(126,736)	$(127,194)
Blackstone / GSO Strategic Credit Fund	$5,146	$128,411	$(133,557)

The tax character of distributions paid by the Funds during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

2013	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$19,405,572	$16,461,268	$60,018,885
Long-Term Capital Gain	223,817	635,108	181,309
Return of Capital	–	–	2,486,188
Total	$19,629,389	$17,096,376	$62,686,382

2012	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone /GSO Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$21,274,807	$16,455,664	$6,586,517
Long-Term Capital Gain	1,607,742	–	–
Return of Capital	–	–	3,852,602
Total	$22,882,549	$16,455,664	$10,439,119

At December 31, 2013, the Funds did not have available for federal tax purposes unused capital loss carryforwards.

Capital loss carryovers used by BGX during this year ended December 31, 2013 were $51,405.

At December 31, 2013, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone /GSO Long-Short Credit Income Fund	Blackstone /GSO Strategic Credit Fund
Undistributed ordinary income	$436,695	$523,185	$–
Accumulated capital gains/losses	594,237	183,372	–
Unrealized appreciation	1,871,430	2,739,688	9,209,916
Other Cumulative effect of timing differences	55,097	(16,462)	–
Total	$2,957,459	$3,429,783	$9,209,916

The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at December 31, 2013, were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone /GSO Strategic Credit Fund
Cost of investments for income tax purposes	$410,519,173	$265,770,514	$1,182,639,689

Gross appreciation (excess of value over tax cost)	$6,314,755	$6,441,974	$18,824,778
Gross depreciation (excess of tax cost over value)	(4,443,325)	(3,752,976)	(9,614,932)
Net appreciation of foreign currency and derivatives	–	50,690	70
Net unrealized appreciation	$1,871,430	$2,739,688	$9,209,916

Annual Report | December 31, 2013	55

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2013

NOTE 12. OFFSETTING AGREEMENTS

Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. The Funds may manage counterparty risk by entering into enforceable collateral arrangements with counterparties to securities lending agreements. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments and securities lending arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of December 31, 2013.

				Gross Amounts Not Offset in The Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statements of Assets And Liabilities	Net Amounts Presented In The Statements of Assets And Liabilities	Financial Instruments	Cash Collateral Received*	Net Amount Receivable
Blackstone /GSO Long-Short Credit Income Fund
Assets
Securities Loaned, at Value	$37,507,918	$–	$37,507,918	$–	$(37,507,918)	$–
Total Return Swap Contracts	67,444	–	67,444	(50,982)	–	16,462
Total	$37,575,362	$–	$37,575,362	$(50,982)	$–	$16,462

				Gross Amounts Not Offset in The Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In The Statements of Assets And Liabilities	Net Amounts Presented In The Statements of Assets And Liabilities	Financial Instruments	Cash Collateral Pledged*	Net Amount Payable
Blackstone / GSO Long-Short Credit Income Fund
Liabilities
Total Return Swap Contracts	$50,982	$–	$50,982	$(50,982)	$–	$–
Total	$50,982	$–	$50,982	$(50,982)	$–	$–

*	These amounts do not include the excess collateral received/pledged.

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. Each Fund believes the adoption of this ASU will not have a material impact on its financial statements.

NOTE 14. SUBSEQUENT EVENTS

Shareholder Distributions for BSL: On January 31, 2014 and February 28, 2014, BSL paid regularly scheduled distributions in the amount of $0.11 per share to shareholders of record as of January 24, 2014 and February 21, 2014, respectively.

Shareholder Distributions for BGX: On January 31, 2014 and February 28, 2014, BGX paid regularly scheduled distributions in the amount of $0.108 per share to shareholders of record as of January 24, 2014 and February 21, 2014, respectively.

Shareholder Distributions for BGB: On January 31, 2014 and February 28, 2014, BGB paid regularly scheduled distributions in the amount of $0.117 per share to shareholders of record as of January 24, 2014 and February 21, 2014, respectively.

56	www.blackstone-gso.com

Blackstone / GSO Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Blackstone /GSO Senior Floating Rate Term Fund, Blackstone /GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone /GSO Strategic Credit Fund as of December 31, 2013, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to Blackstone /GSO Strategic Credit Fund for the year ended December 31, 2013 and for the period September 26, 2012 (commencement of operations) to December 31, 2012), and the financial highlights for each of the periods presented. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone /GSO Long-Short Credit Income Fund, and Blackstone /GSO Strategic Credit Fund as of December 31, 2013, the results of their operations and their cash flows for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 27, 2014

Annual Report | December 31, 2013	57

Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan
December 31, 2013 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

58	www.blackstone-gso.com

Blackstone / GSO Funds	Additional Information
December 31, 2013 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available (1) on the Funds’ website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Privacy Procedures. Privacy is very important to the Funds. To ensure our shareholders’ privacy the Funds have developed policies that are designed to protect confidentiality while allowing their shareholders’ needs to be served. In the course of providing their shareholders with products and services, the Funds may obtain non-public personal information, such as address, social security number, assets and/or income information: (i) in the subscription document and related support documents; (ii) in correspondence and conversations with the Funds or their representatives; and (iii) through transactions in and relating to the investment with the Funds.

The Funds do not disclose any of this personal information about shareholders to anyone other than to their affiliates, except as required for everyday purposes or as permitted by law, such as to their attorneys, auditors, brokers, bankers, regulators, administrators and certain service providers, in each such case, only as necessary to facilitate the acceptance of the shareholder’s investment or the management of the Funds. The Funds will also release information about a shareholder if such shareholder directs the Funds to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

The Funds seek to carefully safeguard private information and, to that end, restrict access to non-public personal information about the shareholders to those employees and other persons who need to know the information to enable the Funds to provide services to the shareholders. The Funds maintain physical, electronic and procedural safeguards to protect each shareholder’s non-public personal information.

Tax Information. Of the ordinary income (including short-term capital gains) distributions made by BSL during the fiscal period ended December 31, 2013, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2013 was $223,817. For the fiscal period ended December 31, 2013, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Of the ordinary income (including short-term capital gain) distributions made by BGX during the fiscal period ended December 31, 2013, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2013 was $635,108. For the fiscal period ended December 31, 2013, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Of the ordinary income (including short-term capital gain) distributions made by BGB during the fiscal period ended December 31, 2013, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2013 was $181,309. For the fiscal period ended December 31, 2013, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Annual Report | December 31, 2013	59

Blackstone / GSO Funds	Trustees & Officers
December 31, 2013 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board of Trustees to hold office until removed or replaced by the Board of Trustees or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee

Edward H.D’Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2014 BGX: 2014 BGB: 2014	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	3	Blackstone Real Estate Income Funds

Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	3	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund; Blackstone Real Estate Income Funds

Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2015 BGX: 2015 BGB: 2015	Mr. Jasper is the Managing Partner of Manursing Partners LLC. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	3	Blackstone Real Estate Income Funds

Gary S. Schpero Birth Year: 1953	Trustee, member of Audit Committee and Chairman of Nominating and Governance Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2015 BGX:2015 BGB: 2015	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	3	EQ Advisors Trust

60	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers
December 31, 2013 (Unaudited)

INTERESTED TRUSTEE(2)

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee

Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee and member of Pricing Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Smith is a SeniorManaging Director of GSO and is Head of GSO /Blackstone Debt Funds Management LLC. Mr.Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co- head of RBC Capital Market’s Alternative Investments Unit.	3	None

OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO /Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Eric Rosenberg Birth Year: 1968	Chief Financial Officer and Treasurer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business of Goldman, Sachs & Co.
Lee M. Shaiman Birth Year: 1956	Executive Vice President and AssistantSecretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Shaiman is a Managing Director of GSO. Mr.Shaiman joined GSO from Royal Bank of Canadain July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group.
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she servedas Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.

Annual Report | December 31, 2013	61

Blackstone / GSO Funds	Trustees & Officers
December 31, 2013 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012	Ms. Lee is a Managing Director of GSO. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

Term of Office: Indefinite

(1)	The “Fund Complex” consists of the Funds, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund.
(2)	“Interested person” of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

62	www.blackstone-gso.com

Intentionally Left Blank

Intentionally Left Blank

Blackstone / GSO

Trustees	Fund Officers

Daniel H. Smith, Jr.

Chairman of the Board of Trustees

Thomas W. Jasper

Michael Holland

Edward H. D’Alelio

Gary S. Schpero

Investment Manager

GSO / Blackstone Debt Funds

Management LLC

345 Park Avenue, 31st Floor

New York, New York 10154

Administrator

ALPS Fund Services, Inc.

1290 Broadway, 11th Floor

Denver, Colorado 80203

Custodian

BSL & BGB:

The Bank of New York Mellon, N.A.

2 Hanson Place, 8th Floor

Brooklyn, New York 11217

BGX:

J.P. Morgan Chase Bank, N.A.

14201 N. Dallas Pkwy, 2nd Floor

Dallas, Texas 75254

Transfer Agent

Computershare

480 Washington Blvd.

Jersey City, New Jersey 07310

Daniel H. Smith, Jr.

President and Chief Executive Officer

Eric Rosenberg

Chief Financial Officer

Lee M. Shaiman

Executive Vice President and Assistant Secretary

Marisa Beeney

Chief Compliance Officer,

Chief Legal Officer and Secretary

Jane Lee

Public Relations Officer

DRIP Administrator

Computershare

P.O. Box 358035

Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 17th Street, Ste 3600

Denver, Colorado 80202

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE–GSO.COM

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Thomas W. Jasper as the registrant’s “audit committee financial expert.” Mr. Jasper is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accounting Fees and Services.

(a)

Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2013 and December 31, 2012 were $78,750 and $75,000, respectively.

(b)

Audit-Related Fees: The aggregate fees billed for the fiscal years ended December 31, 2013 and December 31, 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees: The aggregate fees billed for the fiscal year ended December 31, 2013 and December 31, 2012 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $31,425 and $6,300, respectively.

(d)

All Other Fees: The aggregate fees billed for the fiscal years ended December 31, 2013 and December 31, 2012 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $34,000 and $33,200, respectively. These fees pertain to agreed-upon procedures performed by the principal accountant for the registrant’s senior secured notes and term preferred shares.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	The services described in paragraph (c) and (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services of the kind described in paragraph (b) provided.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2013 and December 31, 2012 were $65,425 and $39,500, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Thomas W. Jasper, Chairman

Edward H. D’Alelio

Michael Holland

Gary S. Schpero

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: December 31, 2013

The lead portfolio manager for the registrant (also referred to as the “Fund”) is Lee Shaiman, who is primarily responsible for the day-to-day management of the Fund. The U.S. Credit Investment Committee (the “Investment Committee”) of GSO / Blackstone Debt Funds Management LLC (the “Adviser”) is also included below. The Investment Committee approves investments made by the Fund, but is not primarily responsible for the Fund’s day-to-day management.

Portfolio Managers Name	Title	Length of Service	Business Experience During Past 5 Years
Daniel H. Smith, Jr.	Investment Committee Member, President and Chief Executive Officer	Since Inception

Mr. Smith is a Senior Managing Director and Head of the Adviser. Mr. Smith joined the Adviser from Royal Bank of Canada (“RBC”) in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit. Mr. Smith has over 25 years of experience in investment management, including high yield bank loans and bonds, investment grade debt, mezzanine and private debt, public and private equities and limited partnership investments. Mr. Smith received a Masters in Management from the J.L.

Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

Lee M. Shaiman	Portfolio Manager, Investment Committee Member,	Since Inception	Mr. Shaiman is a Managing Director of the Adviser. Mr. Shaiman joined the Adviser from RBC in July 2005 where

Executive Vice President and Assistant Secretary

he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group. He is a

Certified Public Accountant, licensed in the State of New Jersey. Mr. Shaiman has over 30 years of experience in leveraged finance, including structuring and placement of senior bank loans and bridge financing, private placements, high yield bonds and equity co-investments. Mr. Shaiman received a Masters of Science in Accounting and Taxation from the Wharton School of the University of Pennsylvania and a B.S. in Economics, cum laude, Phi Beta Kappa, from Rutgers College.

Brad Marshall	Investment Committee Member	Since Inception	Mr. Marshall is a Managing Director of the Adviser. Before joining the Adviser in 2005, Mr. Marshall worked in various roles at RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of CIBC, and prior to that, he co-founded a microchip verification software company where he served as chief financial officer. Mr. Marshall received an M.B.A. from McGill University in Montreal where he was an Academic All-Canadian and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada.
Daniel T. McMullen	Investment Committee Member	Since Inception	Mr. McMullen is a Managing Director of the Adviser and leader of the group’s capital markets effort. Before joining the Adviser in 2002,

Mr. McMullen worked at CIBC World Markets, most recently as a Director and Senior Investment Analyst for the structured investment vehicles managed by Trimaran Advisors, L.L.C. Mr. McMullen has earned his Certified Financial Analyst designation and received a B.A. from the University of Rochester where he graduated cum laude.
Robert Zable	Investment Committee Member	Since January 2011	Mr. Zable a Managing Director of the Adviser. Before joining the Adviser, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.

(a)(2) As of December 31, 2013, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Material Conflicts if Any
Daniel H. Smith, Jr.					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Lee M. Shaiman					See below(1)
Registered Investment Companies	4	$2.5 billion*	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Brad Marshall					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	2	$7.8 billion	2	$7.8 billion
Other Accounts	0	0	0	0

Daniel T. McMullen					See below(1)
Registered Investment Companies	1	$0.5 billion	0	0
Other Pooled Accounts	2	$1.3 billion	0	0
Other Accounts	15	$4.2 billion	0	0

Robert Zable					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	14	$7.1 billion	14	$7.1 billion
Other Accounts	2	$0.6 billion	0	0
*	Including the registrant.

(1) Potential Conflicts of Interest

The portfolio managers and the Investment Committee members (together, “portfolio managers”) have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by the Adviser and the Fund will be able to identify or mitigate these conflicts of interest. Some examples of material conflicts of interest include:

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser, The Blackstone Group L.P. (together with its affiliates, “Blackstone”) and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser, Blackstone and their affiliates may engage in activities where the interests of certain divisions of the Adviser, Blackstone and their affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund. Other present and future activities of the Adviser, Blackstone and their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner, subject to the limitations of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Adviser will have the power to resolve, or consent to the resolution of, conflicts of interest on behalf of, and such resolution will be binding on, the Fund, subject to the limitations of the Investment Company Act. Shareholders of the Fund should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

The Adviser’s and Blackstone’s Policies and Procedures. Specified policies and procedures implemented by the Adviser, Blackstone and their affiliates to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across the Adviser’s, Blackstone’s and their affiliates’ various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Adviser, Blackstone and their affiliates have many different asset management and advisory businesses, they are is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which they would otherwise be subject if they each had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across their various businesses, the Adviser, Blackstone and their affiliates have implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund expects to utilize for purposes of managing its investments. For example, the Adviser, Blackstone and their affiliates may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are the Adviser’s, Blackstone’s and their affiliates’ advisory clients. In certain situations, the Fund’s activities could be restricted even if such information, which could be of benefit to the Fund, was not made available to the Fund or the Adviser. Additionally, the terms of confidentiality or other agreements with, or related to, companies of any client of the Adviser, Blackstone and their affiliates may restrict or otherwise limit the ability of the Fund and/or its portfolio entities to engage in businesses or activities competitive with such companies. Finally, the Adviser, Blackstone and their affiliates may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although may be intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the portfolio managers, the Adviser, Blackstone and their affiliates provide investment management services both to the Fund and other clients, including, other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time managed by the Adviser and its affiliates in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Adviser Accounts”). In addition, Blackstone and its affiliates provide investment management services to other clients, including other funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time, client accounts, and proprietary accounts in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Blackstone Accounts” and together with the Other Adviser Accounts, the “Other Accounts”). The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The portfolio managers, the Adviser, Blackstone and their affiliates may give advice and recommend securities to Other Accounts which may differ from advice given to, or securities and instruments recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

While the Adviser will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the portfolio managers, the Adviser, Blackstone and their affiliates in managing its respective Other Accounts could conflict with the transactions and strategies employed by the portfolio managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of the Adviser to generally share appropriate investment opportunities (including purchase and sale opportunities) with the Other Accounts. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on targeted acquisition size (generally based on available capacity) or targeted sale size (or, in some sales cases, the aggregate positions), taking into account available cash and the relative capital of the respective entities. Nevertheless, investment opportunities may be allocated other than on a pro rata basis, if the Adviser deems in good faith that the Fund and the Other Accounts receive fair and equitable treatment and determines that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations, (a) the risk-return profile of the proposed investment relative to the Fund’s or the Other Accounts’ current risk profiles; (b) the Fund’s or the Other Accounts’ investment guidelines, restrictions and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolio’s overall holdings; (c) the need to re-size risk in the Fund’s or Other Accounts’ portfolios, including the potential for the proposed investment to create an industry, sector or issuer imbalance among the Fund’s and the Other Accounts’ portfolios; (d) liquidity considerations of the Fund and Other Accounts, including during a ramp-up or wind-down of the Fund or Other Account, proximity to the end of the Fund’s or Other Accounts’ specified term, any redemption/withdrawal requests, anticipated future contributions and available cash; (e) tax consequences; (f) regulatory restrictions or consequences; (g) when a pro rata allocation could result in de minimis or odd lot allocations; (h) degree of leverage availability and any requirements or other terms of any existing leverage facilities; (i) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or an Other Account; and (j) any other considerations deemed relevant by the Adviser or the applicable investment adviser to an Other Account. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over the Fund, notwithstanding the Adviser’s policy of pro rata distribution.

The Adviser will generally execute the Fund’s and Other Accounts’ transactions on an aggregated basis when the Adviser believes that to do so will allow the Adviser to obtain best execution and to negotiate more favorable commission rates or other transaction costs that might have otherwise been paid had such orders been placed independently. When aggregating orders, the Fund and Other Accounts will be treated in a fair and equitable manner. As used herein, “aggregated order” shall mean when the Adviser places an order on behalf of the Fund and Other Clients and does not specify to the counterparty prior to execution the allocation between such entities. Generally, any partial fills will be allocated pro rata between the Fund and Other Accounts in accordance with the specified allocation. The Fund and Other Accounts that participate in the allocation of an aggregated order will participate at the average price for all of the participating transactions in that instrument or security on a given business day, with aggregated transaction costs shared pro rata based on the Fund’s and such Other Accounts’ participation in the transaction.

Allocation of Personnel. Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers, managers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts, clients, entities, funds and/or investment companies for which they exercise investment responsibility, or may decide that certain of the accounts, clients, entities, funds and/or investment companies should take differing positions with respect to a particular security or instrument. In these cases, a portfolio manager may place separate transactions for one or more accounts, clients, entities, funds and/or investment companies which may affect the market price of the security or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts, clients, entities, funds and/or investment companies. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security or instrument that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund. In addition, from time to time, the Fund and Other Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, subject to the limitations of the Investment Company Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

Investment Banking, Advisory and Other Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory, underwriting, placement agent and other services. In addition, Blackstone may provide services in the future beyond those currently provided. The Fund will not receive a benefit from such fees. In the regular course of its investment banking and advisory businesses, Blackstone represents potential purchasers, sellers and other parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf, thereby precluding the Fund from participating in such transactions. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its investment banking, advisory and other businesses, Blackstone may come into possession of information that limits its and its affiliates’ ability to engage in potential transactions. The Fund’s activities may be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone may be prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there may be circumstances in which one or more of certain individuals associated with Blackstone will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone. In certain sell-side and fundraising assignments, the seller may permit the Fund to act as a participant in such transaction, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price) and also be subject to the limitations of the Investment Company Act.

Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser and the portfolio managers will consider those relationships, which may result in certain transactions that the Adviser and the portfolio managers will not undertake on behalf of the Fund in view of such relationships.

Representing Creditors and Debtors. Blackstone may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time Blackstone may serve as advisor to creditor or equity committees. This involvement, for which Blackstone may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings or the Fund may be required to liquidate any existing positions of the applicable issuer to avoid a subsequent conflict of interest. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses to the Fund.

Service Providers. The Fund’s service providers (including lenders, brokers, attorneys and investment banking firms) may be sources of investment opportunities and counterparties therein. This may influence the Adviser or its affiliates in deciding whether to select such a service provider or have other relationships with Blackstone. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that the Adviser believes to be of benefit to the Fund).

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to portfolio managers differ among the accounts, clients, entities, funds and/or investment companies that they manage. If the amount or structure of the management fee and/or a portfolio manager’s compensation differs among accounts, clients, entities, funds and/or investment companies (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to help certain accounts, clients, entities, funds and/or investment companies over others. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence such portfolio manager in affording preferential treatment to those accounts, clients, entities, funds and/or investment companies that could most significantly benefit such portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts, clients, entities, funds and/or investment companies. Also, the desire of a portfolio manager or the Adviser to increase assets under management could influence a portfolio manager to keep a fund open for new investors without regard to potential benefits of closing such fund to new investors. Additionally, a portfolio manager might be motivated to favor accounts, clients, entities, funds and/or investment companies in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the Fund, the portfolio manager’s conflicts of interest with respect to the Fund may be more acute. The Adviser may also have a conflict of interest in allocating investment opportunities between the Fund and Other Accounts in cases where Other Accounts offer more attractive incentive fees to the Adviser or its affiliates.

Material, Non-Public Information. The Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment opportunity. Disclosure of such information to the personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Adviser or certain of its affiliates which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a purchase or sale transaction which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a purchase or sale transaction that it otherwise might have initiated.

Trading by Firm Personnel. The officers, directors, members, managers, and employees of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and the policies of the Adviser and its affiliates, or otherwise determined from time to time by the Adviser.

Possible Future Activities. Blackstone, the Adviser and their affiliates may expand the range of services that they provide over time. Except as provided herein, Blackstone, the Adviser and their affiliates will not be restricted in the scope of their businesses or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. Blackstone, the Adviser and their affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Transactions with Other Funds. From time to time, the Fund may enter into purchase and sale transactions with other funds managed by the Adviser or its affiliates. Such transactions will be conducted in accordance with, and subject to, the Adviser’s fiduciary obligations to the Fund and the Investment Company Act.

Other Affiliate Transactions. The Fund may acquire a senior loan from an issuer in which a separate equity or junior debt investment has been made by other Adviser or Blackstone affiliates. When making such investments, the Fund and other Adviser or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where the Fund becomes a lender to a company when an affiliate of the Adviser owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the other affiliates.

Further conflicts could arise once the Fund and other affiliates have made their respective investments. For example, if a company goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to securities held by the Fund or by the other affiliates, such other affiliates may have an interest that conflicts with the interests of the Fund. If additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired.

Investment Company Act Restrictions. The Investment Company Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by Blackstone, the Adviser or their affiliates. However, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between its interests in the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. Even despite compliance with the Investment Company Act, potential conflicts of interest may arise in such transactions. The Investment Company Act also prohibits certain “joint” transactions with certain of the Adviser’s and Blackstone’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Restrictions Arising under the Securities Laws. The activities of Blackstone and the Adviser and their affiliates (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the shareholders.

Additional Potential Conflicts. The Adviser and the portfolio managers may also face other potential conflicts of interest in managing the Fund, and the descriptions above are not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the Other Accounts listed above.

(a)(3) Portfolio Manager Compensation as of December 31, 2013.

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of December 31, 2013.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Daniel H. Smith, Jr.	$100,001-$500,000
Lee M. Shaiman	$1-$10,000
Robert Zable	$1-$10,000
Daniel T. McMullen	$0
Brad Marshall	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 11, 2014

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 11, 2014

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 11, 2014